REVISED February 22, 1979 Exhibit 10.12

                                                                 Serial No. 0070

                   BOARD OF EDUCATION [SEAL] CITY OF NEW YORK

                               CONTRACT PROPOSAL

Sealed bids will be received by the Director of the Bureau of Supplies of the Board of Education of the City of New York, at his office. Room 513, 44-36 Vernon Blvd., Long Island City, New York, 11101.

Until 10:00 A.M., on Wednesday, February 28, 1979

Bids will be publicly opened and read at 10:00 A.M. on the date and place stated above.

                  FOR THE TRANSPORTATION OF HANDICAPPED PUPILS
              FOR THE PERIOD FROM SEPTEMBER 1979 THROUGH JUNE 1982

1. Name of Bidder         Amboy Bus, Inc.
                   .............................................................
   Address of Bidder 36A-6 St., Garden City, N.Y.  11040
                     ...........................................................
2. Page Number(s) Containing Bid Prices:

   .............................................................................

   .............................................................................

   .............................................................................

   .............................................................................

   .............................................................................

                               TABLE OF CONTENTS

CONTRACT
TRANSPORTATION OF HANDICAPPED PUPILS
FOR THE PERIOD FROM SEPTEMBER 1979 THROUGH JUNE 1982

                                                                            Page

General Instructions for Bidders..........................................
     Form to be Used......................................................   1
     Presentation of Bids.................................................   1
     Bid Opening..........................................................   1
     Late Bids............................................................   1
     Bid Deposit or Bid Bond..............................................   1
     Verification.........................................................   2
     Quotation............................................................   2
     Additional Information...............................................   2
     Equal Employment Opportunities.......................................   2
     Withdrawal of Bids...................................................   3
     Ability to Perform...................................................   4
     Financial Statement..................................................   4
     Equipment............................................................   4
     Insurance and Performance Bond.......................................   5
     Award................................................................   7
     Notice of Award......................................................   7
     Return of Bid Deposit................................................   7
     Bid Certification....................................................   8
     Individual Verification..............................................  11
     Corporate Verification...............................................  12

Schedule of Items, Specifications and Bid Blank:

                                                                            Page

    I. Intent and Scope ..................................................  13

   II. Period of Contract ................................................  13

  III. Number of Days of Service .........................................  13

   IV. Period of Operation ...............................................  14

    V. Payment ...........................................................  14

   VI. Items .............................................................  15

  VII. Transportation of Pupils ..........................................  15

 VIII. Schedule of Vehicles ..............................................  15

   IX. Vehicle Specifications ............................................  16

    X. Vehicle Safety Requirements .......................................  17

   XI. Spare Vehicles and Vehicle Performance Monitoring .................  18

  XII. Use of Vehicles ...................................................  19

 XIII. Increase or Decrease in the Number of Vehicles ....................  20

  XIV. Facilities and Maintenance ........................................  23

   XV. Gasoline ..........................................................  23

  XVI. Records to be Transmitted .........................................  23

 XVII. Vehicle Operator Standards ........................................  23

XVIII. Operational Supervision ...........................................  25

  XIX. Escorts ...........................................................  26

   XX. Audit of Invoices and Financial Records ...........................  29

  XXI. Liquidated Damages ................................................  29

General Terms and Conditions
                                                                       Page

 Definitions ........................................................  1

 1. Subject Matter ..................................................  2

 2. Contract ........................................................  2

 3. Interpretation ..................................................  2

 4. Modifications ...................................................  2

 5. Compliance With Laws ............................................  3

 6. Non-Assignment of Contract ......................................  3

 7. Cancellation ....................................................  3-4-5

 8. Notices .........................................................  5

 9. No Estoppel .....................................................  5

10. Claims - Limitation of Action ...................................  6

11. Maintenance of Records ..........................................  6

12. Discrimination ..................................................  6-7

13. Equal Employment Opportunity Requirements for
     Non-Construction Contractors, Vendors and Suppliers ............  8 thru 13

14. Indemnification .................................................  14

15. Workmen's Compensation ..........................................  14

16. Prevention of Delay, Suspension or Strikes ......................  14

17. Inspectors ......................................................  14

18. Rejection of Vehicles ...........................................  15

19. Payments ........................................................  15

20. Acceptance of Final Payment .....................................  15

21. Comptroller's Certificate .......................................  16

22. Reserved Rights .................................................  16

                                                                       Page

23. Anti-Trust ......................................................  16

24. Merger ..........................................................  16

25. Venue ...........................................................  16

Signature Page ......................................................  17

Affidavit of Acknowledgement of Contract - (By Board of
  Education) ........................................................  18

Affidavit of Acknowledgement of Contract ( By an Individual) ........  19

Affidavit of Acknowledgement of Contract (By a Corporation) .........  20

Appropriation - Certificates of Unexpended Balance ..................  21

Performance Bond ....................................................  22-23

                               BOARD OF EDUCATION
                                CITY OF NEW YORK

NOTICE: The attention of the bidder is particularly called to the fact that, unless the bid is made in strict conformity with the directions given in this proposal as provided for herein, the bid may be rejected.

                               PROPOSAL FOR BIDS

                  FOR THE TRANSPORTATION OF HANDICAPPED PUPILS
              FOR THE PERIOD FROM SEPTEMBER 1979 THROUGH JUNE 1982

                               (Serial No. 0070)

                        GENERAL INSTRUCTIONS FOR BIDDERS

                                FORM TO BE USED

Bidder must submit his bid upon the blank forms included herein, which set forth the schedule of items, quantities, specifications and form of Contract. The forms provide for quotations for extended and regular service, and each bidder is required to bid on both for each item bid upon. Partial item bids will not be accepted.

                              PRESENTATION OF BID

The person, firm or corporation making a bid shall furnish such bid in a sealed envelope to the Director of the Bureau of Supplies or his designated representative at the place herein mentioned on or before the day and time herein named, and the envelope shall be endorsed on the face thereof with the name of the person, firm or corporation making such bid, the date of its presentation and the title of the services for which such bid is made.

                                  BID OPENING

At the time and place herein stated, the bids received will be publicly opened and read by the Director of the Bureau of Supplies or his duly designated representative. The Board of Education reserves the right to waive any formalities in a bid if it is deemed to be in the best interests of the Board to do so.

                                   LATE BIDS

Bids which arrive after the time stated for the opening of bids cannot be accepted. This includes bids sent by mail, which, if so sent, are sent at the risk of the bidder, and will not be considered if they arrive after the time stated for the bid opening.

                            BID DEPOSIT OR BID BOND

Every bid shall be accompanied by a bid bond or by a deposit in the amount of two (2) times the daily rate for regular service per vehicle for each vehicle in all items bid. Such deposit shall consist of a certified check upon a state or national bank or trust company or a check of such bank or trust company signed by a duly authorized officer thereof, drawn to the order of the Comptroller of the City of New York.

The bid deposit shall be enclosed in a sealed envelope within the envelope containing the bid. Receipt for the bid deposit will not be given, as bids will be publicly opened and read, and the amount of bid deposits publicly announced at the time of opening of bids.

                                  VERIFICATION

Each bid shall be verified by the oath in writing of the party or parties making it, that the several matters stated therein are in all respects true. If the bidder is a corporation, the verification shall be made by an officer of such corporation with knowledge of the facts and having authority to make such a sworn statement.

                                   QUOTATION

The bidder shall insert the prices he proposes to furnish for each item in the schedules herein contained or annexed, as well as all other information required on the bid blank.

                             ADDITIONAL INFORMATION

Further information, interpretation or clarification relative to the terms or conditions of the Contract should be requested in writing prior to the submission of the bid from the Director or duly designated representative of the Bureau of Pupil Transportation at 28-11 Queens Plaza North, Long Island City, New York, 11101.

                         EQUAL EMPLOYMENT OPPORTUNITIES

The particular attention of bidders is called to the section entitled "Equal Employment Opportunities and Practices" on Pages 8 through 13 of the General Terms and Conditions. The provisions and terms therein will be strictly enforced by the Board of Education. It is recommended that you contact the Director of the Office of Equal Opportunity, Room 641, 110 Livingston St., Brooklyn, N.Y. 11201 for forms and other information that his office would require in the event of possible consideration of award to your company.

                               WITHDRAWAL OF BIDS

A. After the opening of bids, a request by a bidder to the Board of Education for consent to the withdrawal of his bid because of error made by said bidder, will be considered only under the following terms and conditions:
      -

      1. Request to withdraw bid must be in writing, addressed to the Director of the Bureau of Supplies and must give reasons for the request.

      2. Request must be sent by registered mail and must be post-marked not later than 48 hours following the opening of bids.

      3.    All requests will be referred to the Board of Review.

      4. Contractors requesting consent to the withdrawal of bids shall appear and testify before the Board of Review and shall make available to the Board of Review all work sheets, summary sheets, and other data requested by the Board of Review as pertinent to its inquiry. Failure to appear or to make available data as requested by the Board of Review will result in refusal of consent to the withdrawal of bids.

      5. After the Board of Review has considered a request by a bidder to withdraw its bid after an award has been made by the Board of Education, the Board of Education may grant such request in any case which it deems just and proper, but such request shall be made and such consent to withdraw shall be accepted by the bidder upon the express conditions that said bidder shall be excluded from bidding again on the readvertisement of bids for the same item or proposal. Should any bidder request the withdrawal of more than one bid in any twelve month period, he shall be disqualified from bidding on Board of Education work for a period of one (1) year from the date of the second request.

B. If the Contract award is not made within forty-five days after the date of bid opening, a bidder has the right to withdraw his bid, provided such withdrawal is made prior to Contract award. Such withdrawal must be in writing and shall be filed with the Secretary of the Board of Education and the Director of the Bureau of Supplies.

      A withdrawal of bid pursuant to this paragraph is not subject to the provisions stated in paragraph "A" above.

                               ABILITY TO PERFORM

Upon demand of the Director of the Bureau of Pupil Transportation, any bidder for this Contract shall furnish testimonials or evidence in such form as the Director may indicate, as to his financial ability, prior experience, past performance, ability to perform (which includes permitting investigation and evaluation by the Board of bidder's facilities, equipment, personnel), etc. No award will be made to a bidder who shall fail to submit testimonials, setting forth the facts required to be set forth, or to a bidder whose statements set forth in such testimonials are found to be untrue. Any statement or declaration made by the bidder which shall be found to be untrue will be sufficient cause for rejecting his bid and forfeiting his bid deposit to the Board. The Director will determine whether the evidence of ability to perform is satisfactory and will recommend awards only when such evidence is deemed satisfactory, and reserves the right to reject bids where evidence is submitted, or investigation and evaluation is determined by the Director, to indicate inability of the bidder to perform.

                              FINANCIAL STATEMENT

The bidder must submit with its bid a balance sheet and profit and loss statement of its operations for the past three annual tax periods or for the number of tax years which the bidder has been in business, with a certification by an independent Certified Public Accountant licensed by the State of New York. The individual, firm, or corporation employed to prepare the financial statements will have no interests in the bid and must so certify. Each bidder shall submit a statement under oath disclosing and clearly identifying all its stockholders owning 5% or more of the outstanding equity, its officers, partners, creditors, and every person, firm or corporation who has any interest directly or indirectly in the bid or the bidder at the time the bid is submitted; and shall report to the Director any change in control or ownership during the period of this Contract within 5 days. If the bidder has not been in business within the past three (3) years, the bidder shall submit a satisfactory certified financial statement outlining its qualifications to perform satisfactorily.

                                   EQUIPMENT

The bidder must submit with his bid the following data if such information is available at the time of bid, in connection with each vehicle intended to be used for transportation of pupils:

      1.    Make, year of manufacture and identification number of each vehicle.

      2.    Pupil seating capacity.

      3.    Name of owner of each vehicle.

The bidder shall supply satisfactory evidence that he will have the required number of vehicles prior to the beginning of the Contract period or beginning of service. Such evidence may be a signed statement from an acceptable vehicle manufacturer, dealer, or rental corporation to the effect that he will furnish the required number of vehicles. If the vehicles are leased or rented, the vehicle operator (driver) cannot be the owner.

A successful bidder must furnish this data with reference to each vehicle being furnished and used for the transportation of pupils under the Contract both at the inception of the Contract and for any additional vehicle acquired thereafter. The successful bidder must also inform the Board of Education of any vehicle withdrawn from service or replaced during the life of the Contract.

                         INSURANCE AND PERFORMANCE BOND

The bidder must submit, with his bid, certifications from acceptable insurors to the effect that said insurors will furnish to the bidder public liability insurance, property damage coverage and a performance bond as follows:

      1. Public Liability for bodily injury, including death shall be in the amount of $500,000.00 for each person and $5,000,000.00 for each accident. Property damage coverage shall be in the amount of $50,000.00 to cover the claim of one person and $100,000.00 to cover the claim of two or more people for each accident. These policies shall be endorsed to include the Board of Education and City of New York, as named insureds. A copy of said policies shall be supplied to the Director of the Bureau of Pupil Transportation upon request. This written proof must be issued by a company licensed by the Superintendent of Insurance of the State of New York to do business in New York.

      2. Performance Bond to cover the faithful performance of the Contract in the amount of the Contract where required. This written proof must be issued by a company licensed by the Superintendent of Insurance of the State of New York to do business in New York.

            The amount of the initial performance bond to be provided, when required, by the successful bidder for the first year of the Contract shall be one hundred and eighty times the daily rate for regular service per vehicle for all vehicles for which the Contract is awarded. This performance bond shall guarantee the full and faithful performance for the initial first year period of such Contract as may be awarded to bidder. The initial performance bond shall be filed with the Secretary of the Board of Education by the day set for the execution of the Contract. Thereafter, the contractor shall provide an equal and identical bond guaranteeing performance for each additional year beyond the operation of the first year of said Contract by April 1, 1980, and 1981 respectively.

            Inability or failure on the part of the contractor to obtain the bond guaranteeing performance as required herein on or before April 1, as stated above, shall be deemed sufficient cause for the cancellation of the balance of the Contract.

3.    Waiver of Performance Bond.

      (a)   Any bidder who initially receives an award of Contract for fifteen
            (15) or fewer vehicles is not required to furnish a performance bond, nor shall there by any retainage withheld by the Board of Education.

      (b)   Any bidder who initially receives an award of Contract for sixteen
            (16) to twenty-five (25) may elect between the following alternatives:

            1.    File a performance bond as stated herein; or

            2. Authorize the Board of Education to retain 10% of each payment made to the contractor from the first five (5) months payments of each year of the contract in an interest bearing account to assure full and faithful performance of this Contract. This retainer shall be paid to the contractor with interest at the conclusion of each one (1) year period of full and faithful performance under this Contract.

4. During the period of the Contract, if there is an increase in the total number of vehicles furnished by one contractor to more than fifteen (15), but less than twenty-six (26), then the contractor shall comply with the terms and conditions outlined in 3(b) above.

      During the period of the Contract, if there is an increase in the total number of vehicles furnished by one contractor to more than twenty-five
      (25), then the contractor shall immediately notify the Director and shall furnish a performance bond as required herein for those vehicles in excess of twenty-five (25) within twenty (20) days and must furnish such performance bond for the remaining portion of the Contract period for those vehicles in excess of twenty-five (25) in accordance with the conditions stated herein.

5. For the purposes of 3 and 4 above, corporate bidders who are subject to common control as determined by the Board based upon an analysis of:

      (a)   ownership of the corporations' assets,

      (b)   coincidence of corporate officers and directors, and

      (c) such other factors as the Board determines to be relevant, are deemed to be one bidder.

                                     AWARD

The award of Contract, if made, will be made according to law, as soon after the opening of bids as practicable, by item, to the lowest responsible bidder offering the lowest weighted average daily rate per vehicle for extended and regular service as specified in each item.

The Board of Education reserves the right to reject any or all bids. No award of Contract shall be binding until the Contract has been duly approved by the New York State Department of Education, the Comptroller of the City of New York and the Financial Control Board.

                                NOTICE OF AWARD

Mailing to the bidder of a notice from the Secretary of the Board of Education that, at a meeting of the Board of Education, held on the day specified in such notice, awards were made for the services herein specified, shall be sufficient notice to the bidder of the acceptance by the Board of the bids on items on which the bidder was the successful bidder as stated in such resolution.

                             RETURN OF BID DEPOSIT

After the award of contract, the Comptroller shall return all the bid deposits received to the persons, firms, or corporations submitting the same, except the bid deposit made by the bidder whose bid has been accepted. The successful bidder must sign the proposed contract and execute the affidavit of verification in quadruplicate within five days after receipt of notice by mail of the award of Contract to him for any of the items herein bid upon. If the successful bidder shall sign the Contract and execute the affidavit of verification or sworn statement and furnish the required policies of insurance and performance bond, as required or elected within the time aforesaid, the amount of his bid deposit will be returned to him, unless otherwise provided.

                               BID CERTIFICATION

             BID TO THE BOARD OF EDUCATION OF THE CITY OF NEW YORK

                                    Made by

Name of Bidder _________________________________________________________________
                       (Individual, firm or corporation)

Place of Business of Bidder ____________________________________________________

Date of Bid _________________________________ Telephone No. ____________________

If Bidder is an individual or partnership, state here:

Name of Individual or Partners              Residence of Individual or Partners

1.______________________________________________________________________________

2.______________________________________________________________________________

3.______________________________________________________________________________

If Bidder is a corporation, fill in the following blanks:

Organized under the laws of the State of _______________________________________

Name and Residence of President ________________________________________________

________________________________________________________________________________

Name and Residence of Secretary ________________________________________________

Name and Residence of Treasurer ________________________________________________

The bidder above mentioned declares and certifies:

First: That the said bidder is of lawful age and the only one interested in this bid, and that no one other than hereinabove named has any interest in this bid, or in the contract proposed to be entered into.

Second: By submission of this bid, each bidder and each person signing on behalf of any bidder certifies, and in the case of a joint bid each party thereto certifies as to its own organization, under penalty of perjury, that to the best of its knowledge and belief -

      (1) The prices in this bid have been arrived at independently without collusion, consultation, communication, or agreement for the purpose of restricting competition, as to any matter relating to such prices with any other bidder or with any competitor;

      (2) Unless otherwise required by law, the prices which have been quoted in this bid have not been knowingly disclosed by the bidder and will not knowingly be disclosed by the bidder prior to opening, directly or indirectly, to any other bidder or to any competitor; and

                               BID CERTIFICATION

             BID TO THE BOARD OF EDUCATION OF THE CITY OF NEW YORK

                                    Made by

Name of Bidder    Amboy Bus Inc.
               -----------------------------------------------------------------
                       (Individual, firm or corporation)

Place of Business of Bidder  36-A 6th St., Garden City Park, N.Y.   11040
                            ----------------------------------------------------

Date of Bid   Feb. 28 1979                    Telephone No.  516-747-2248
             ---------------------------------             ---------------------

If Bidder is an individual or partnership, state here:

Name of Individual or Partners              Residence of Individual or Partners

1.______________________________________________________________________________

2.______________________________________________________________________________

3.______________________________________________________________________________

If Bidder is a corporation, fill in the following blanks:

Organized under the laws of the State of    New York
                                          --------------------------------------

Name and Residence of President     Michael Gatto      10 Emerson Dr.
                                ------------------------------------------------
Morganville, N.J.  07751
--------------------------------------------------------------------------------

Name and Residence of Secretary      Same as above
                                 -----------------------------------------------

Name and Residence of Treasurer     Same as above
                                 -----------------------------------------------

The bidder above mentioned declares and certifies:

First: That the said bidder is of lawful age and the only one interested in this bid, and that no one other than hereinabove named has any interest in this bid, or in the contract proposed to be entered into.

Second: By submission of this bid, each bidder and each person signing on behalf of any bidder certifies, and in the case of a joint bid each party thereto certifies as to its own organization, under penalty of perjury, that to the best of its knowledge and belief -

      (1) The prices in this bid have been arrived at independently without collusion, consultation, communication, or agreement for the purpose of restricting competition, as to any matter relating to such prices with any other bidder or with any competitor;

      (2) Unless otherwise required by law, the prices which have been quoted in this bid have not been knowingly disclosed by the bidder and will not knowingly be disclosed by the bidder prior to opening, directly or indirectly, to any other bidder or to any competitor; and

      (3) No attempt has been made or will be made by the bidder to induce any other person, partnership or corporation to submit or not to submit a bid for the purpose of restricting competition.

Third: That no Councilman of the City of New York, member of the Board of Education of the City of New York, or any officer or employee or person whose salary is payable in whole or in part from the treasury of the City of New York is directly or indirectly interested in this bid or in the supplies, materials, equipment, work or labor to which it relates, or in any portion of the profits.

Fourth: That said bidder is not in arrears to the City of New York or the Board of Education of the City of New York upon debt, contract, or taxes and is not a defaulter as surety or otherwise, upon any obligations to the City of New York, and has not been declared not responsible, or disqualified, by any agency of the City of New York, or State of New York, nor is there any proceeding pending relating to the responsibility or qualification of the bidder to receive public contract, except

                                     (None)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                      (If none, bidder will insert "none")

Fifth: That said bidder has carefully examined the standard form of contract proposal, including the instructions to bidders, specifications, and the schedule of bid items, and will, if successful, perform all its terms, covenants and conditions, and will furnish and deliver at the prices bid, within the time stated, all the materials, supplies, apparatus, goods, wares, merchandise, services or labor named and described therein for which bid is made.

Sixth: The bidder expressly undertakes and agrees, if successful, to comply fully with any and all applicable laws, orders, or regulations, of any federal, state or municipal authority or agency.

The undersigned, if any individual bidder, or if the bidder be a firm, partnership or corporation, the undersigned executing this document as a member, partner, director or officer and on behalf of such firm, partnership or corporation, expressly warrants and represents that neither he, nor any member, partner, director or officer of said firm, partnership or corporation has, prior to the date of execution of this bid, been called before a grand jury, head of a state department, temporary state commission or other state agency, head of a city department, or other city agency, to testify in an investigation concerning any transaction or contract had with the State of New York, any political subdivision thereof, a public authority or with any public department, agency or official of the State of New York or of any political subdivision thereof, or of a public authority or any fire district, and refused to sign a waiver of immunity against subsequent criminal prosecution or to answer any relevant question concerning such transaction or contract. If there has been a refusal to sign a waiver or to answer, the bidder must state the time and place of such refusal on the bid form submitted.

      The amount of the bid deposit or bid bond furnished with this bid is the sum of eleven thousand four hundred and fifty dollars 00/00 Dollars ($11,450)
       ----------------------------------------------------         ---------

Signature   Michael Gatto
          ----------------------------------------------------------------------
                  (Individual, firm or corporation)

By  Amboy Bus Inc., 36-A 6th St., Garden City Park, N.Y. 11040
   -----------------------------------------------------------------------------
                  (Where bidder is corporation add:)

                                     Attest:

Michael Gatto
--------------------------------
      (Secretary                (Seal)

(Please note that affidavit of verification on following pages must be executed)

      Notes: 1. Where bidder is a firm, the bid must be signed in the name of the firm by a member thereof, who must sign his own name immediately thereunder, as A. & B. Co., By C.A., Partner.

            2. Where the bidder is a corporation, each bid must be signed in the name of the corporation by some duly authorized officer or agent thereof having knowledge of the matters stated in the bid, and such officer or agent shall also subscribe his own name, as: A.B. Company, by C.D., President. The seal of the corporation should also be affixed.

            3. An individual doing business under a trade name must present the bid in such individual's correct name. The style "Thomas Jonas, doing business as (d/b/a) Celestial Bus Co." may be used.

            4. Each bid must be verified by the bidder submitting same by execution of one of the following proper forms.

                            INDIVIDUAL VERIFICATION

County of Richmond    )
State of New York     )   ss:

Michael Gatto, being duly sworn, deposes and says; he is the person who executed the foregoing bid, that deponent has read the declarations contained in said bid and knows the contents thereof; that the same are true to deponent's own knowledge.

                                   /s/ Michael Gatto
                                   ---------------------------------------------
                                   (Signature of person verifying bid)

Subscribed and sworn to before me this

27th day of February, 1979                           Paul Lafata
                                             Notary Public, State of New York
                                                    No. 24-7401823
/s/ Paul Lafata                                 Qualified in Kings County
--------------------------------------    Certificate Filed in New York County
                                            Commission Expires March 30, 1080

                               - - - - - 0- - - -

                            BY A FIRM OR PARTNERSHIP

County of              )
State of New York      )  ss:

____________________________________________, being duly sworn, says:

      I am a member of _______________________________________________________,
the firm described in and which executed the foregoing bid. I subscribed the name of the said firm thereto on behalf of the firm and the several matters therein stated are in all respects true.


                                            ____________________________________
                                            (Signature of person verifying bid)

Subscribed and sworn to before me this

               day of

 ____________________________________

                             CORPORATE VERIFICATION

County of Richmond   )
State of New York    )  ss:

Michael Gatto, being duly sworn, says:

      I am the president of Amboy Bus Inc. the corporation whose name is subscribed to and which executed the foregoing bid.

I reside at 109 Emerson Dr., Morganville, N.J. 07751

I have knowledge of the several matters therein stated and they are in all respects true.

                                              /s/ Michael Gatto
                                              ----------------------------------
                                             (Signature of person verifying bid)

Subscribed and sworn to before me this

27th day of February 1979


                                                        Paul Lafata
                                             Notary Public, State of New York
                                                    No. 24-7401823
/s/ Paul Lafata                                 Qualified in Kings County
--------------------------------------    Certificate Filed in New York County
                                            Commission Expires March 30, 1080


                                    - - - - - 0 - - - - -

The officer taking the acknowledgement shall enter his title, the date of expiration of his commission, etc.

IMPORTANT NOTE:

Those found making intentionally false or misleading statements are liable for prosecution for perjury.

                SCHEDULE OF ITEMS, SPECIFICATIONS AND BID BLANK

                  FOR THE TRANSPORTATION OF HANDICAPPED PUPILS

                   FOR THE PERIOD SEPTEMBER 1979 TO JUNE 1982

                              I. INTENT AND SCOPE

This Contract is intended to cover requirements for the transportation of handicapped pupils whose transportation is provided by the Board of Education of the City of New York, and for such other uses as provided for herein.

                             II. PERIOD OF CONTRACT

The time for the performance of the work herein scheduled is for the period of three (3) years beginning with the first official scheduled public school day in September, 1979 and ending with the last official scheduled public school day in June, 1982. Thereafter, the Contract may be extended for one or more additional years in conformance with the requirements of the State Education Law and the regulations of the Commissioner of Education of the State of New York.

                         III. NUMBER OF DAYS OF SERVICE

The contractor must conform to the public school calendar and time schedules of all the different schools involved in the item(s) bid upon, including daily time schedules. The public school calendar shall be furnished prior to the opening of each school year. It is the responsibility of the contractor to adhere to this calendar at all times unless notified otherwise by the Director of the Bureau of Pupil Transportation (hereinafter the "Director"). This shall include responsibility for adhering to any special schedules or shortened schedules. The Board reserves the right to change the school hours or days of attendance of any or all grades, or of any or all schools any time prior to the letting of the Contract and at any time thereafter. No change in compensation will be made for such adjustments, unless they necessitate the use of additional vehicles by the bidder.

                            IV. PERIOD OF OPERATION

Extended and regular service shall be provided pursuant to the terms and conditions of this Contract. Extended service shall be defined as being provided by those vehicles that are available for the transportation of pupils beginning with the initial pick-up time of 7:00 A.M. and concluding with the delivery of the last pupil to his or her home on the return trip.

Regular service shall be defined as being provided by those vehicles that are available for the transportation of pupils beginning with the initial pick-up time of 7:00 A.M., and delivery to school for the morning session which will commence no later than 9:00 A.M. In addition, a regular vehicle shall pick up pupils for the homeward trip no earlier than 2:00 P.M. and no later than 3:30 P.M., and shall complete its service with the delivery of the last pupil to his or her home. Vehicles providing regular service shall be assigned runs not exceeding two (2) hours for intraborough operation, of two and one half (2 1/2) hours for inter-borough operation and runs extending beyond New York City limits, from the time of the initial pickup for the homeward trip.

                                   V. PAYMENT

Payment will be made based upon the daily rate per vehicle quoted by the contractor for the number of vehicles and the number of days for the type of service provided by the contractor for each vehicle. The Board reserves the right to adjust the number of extended and regular vehicles required to be provided within any item upon five (5) days notice to the contractor. However, in no event will the Board adjust the use of vehicles so as to reduce the extended use of vehicles other than buses below ten percent (10%) of the total number of such vehicles originally awarded to any contractor, or the extended use of buses below twenty-five percent (25%) of the total number of buses originally awarded to any contractor. In no event will the contractor be paid for days on which the vehicles are not operating pursuant to this Contract except for those days upon which the contractor was scheduled to provide service and schools were ordered closed by the Chancellor or Community Superintendents due to weather conditions or other emergency situations. Invoices shall be submitted at the end of each calendar month for the number of vehicles and the number of days on which services were rendered during the preceding month. No adjustment in compensation will be made other than for: (1) assessment of liquidated damages, (2) assessment of expenses arising from default pursuant to paragraph 7(c) of the General Terms and Conditions of this Contract, (3) charges for additional use of the vehicle, (4) charges for escort service when the contractor provides such, and (5) increases or decreases in the number of vehicles or extended service.

Charges for additional use of the vehicle shall be defined as the requirement that the contractor pick up its first pupil prior to 7:00 A.M. or any pupil after 3:30 P.M. for the homeward trip. Such a requirement may result from the scheduling by the Bureau of Pupil Transportation. Additional charges for use of extended service vehicles shall be at an hourly rate equal to ten percent (10%) of the daily rate for extended service vehicles. Charges for less than one hour in additional service will be pro-rated.

The Board of Education reserves the right to deduct two per cent (2%) from the prices quoted herein if payment is made within thirty days from the date the

Board shall have received the invoice accompanied by acceptable proof of delivery.

The discount herein provided for shall not be a consideration in determination of award.

                                   VI. ITEMS

The contractor shall complete the item(s) bid upon first. At the discretion of the Director the vehicle may be assigned for a secondary use outside of the item bid upon in accordance with the provisions of Section XII entitled, Use of Vehicles, but within the hours contracted for the specific vehicle.

                         VII. TRANSPORTATION OF PUPILS

The pupils who will require transportation under this Contract are to be provided with curb-to-curb service and/or additional service in accordance with the provisions of Section XII. On the trip to school each child will be picked up at the curb at a point as close to the front entrance to his home as possible. In the unusual case where, because the child lives on a dead-end street or because of traffic regulations, it is impossible for the vehicle to pick up at the curb in front of the pupil's home, the pick-up and drop-off point will be at the nearest intersecting street to the street on which the child resides. On the homeward trip, the pupil will be discharged from the vehicle at the same point from which the child was picked up unless instructed otherwise by the Director. Vehicles will load and unload at the school at the point designated by the Principal of the school.

Except in an emergency, no pupil will be required to transfer from one vehicle to another vehicle either on the trip to school or on the homeward trip.

                           VIII. SCHEDULE OF VEHICLES

The Bureau of Pupil Transportation will prepare the vehicle schedules to be operated by each vehicle to be used under this Contract. The schedule will show the name, address, and the time of the initial pick up, name, address, sequence of pick up for each additional pupil on the route, the school and its address, and the scheduled arrival at each school. On the return trip the schedule will indicate the departure time from the school and the sequence in which the children will be delivered to their homes. These schedules will be subject to frequent changes as the school schedule or session is altered, or as schools or pupils' names and addresses are added to or deleted from the transportation lists. The contractor will be required to comply with the changes in the schedule within the time frame stipulated by the Bureau of Pupil Transportation. The contractor shall not alter the schedule or the vehicle servicing such schedule without prior approval of the Director.

A copy of such schedule shall be furnished to the Principal of each school. Vehicles must not leave a pick-up point until the scheduled time and shall not wait past the schedule time unless the operator sees a pupil approaching to board the vehicle for the trip to school. No vehicle shall leave the school at dismissal time until all students are aboard. Contractors are not to permit their employees to make stops at unauthorized locations.

If a toll is involved it will be the responsibility of the contractor to pay such toll at his own expense.

                           IX. VEHICLE SPECIFICATIONS

All vehicles to be used and all transportation operations must comply with the regulations of the New York State Department of Education, the New York State Department of Transportation, the New York State Department of Motor Vehicles, as well as with all applicable laws and regulations of any agency of the federal government, State of New York and the City of New York.

Four different type vehicles are required to perform the services under this Contract. In addition to complying with all governmental laws and regulations the vehicles must also comply with the following standards:

      1. "Standard school buses" must have a minimum seating capacity for thirty-six handicapped students with seat belts, excluding the driver and escort. Any vehicle with the capacity of more than sixteen pupils is deemed to be a bus.

      2. "Hydraulic lift buses" shall be designed so that an escort can assist the pupil in a wheelchair into and out of the vehicle by use of the lift without discomfort or danger to the pupil and so that the escort can securely anchor the wheelchair to the vehicle. The contractor must be able safely to accommodate various types of wheelchairs. The minimum capacity with seat belts must be eight wheelchair passengers and eight ambulatory passengers. These seating configurations are subject to adjustment by removal or addition of seats as required by the Director of the Bureau of Pupil Transportation.

      3. "Mini-bus station wagons" must have a minimum seating capacity of fourteen (14) for vehicles acquired prior to January 1, 1979 and a seating capacity of fifteen (15) for vehicles acquired after January 1, 1979.

      4. "Mini-bus or station wagons equipped with ramps to accommodate wheelchairs" must have a minimum capacity for four wheelchair passengers and minimum seating capacity for four ambulatory passengers and must be so equipped so that the escort can securely anchor the wheelchairs to the vehicles. The contractor must be able to accommodate safely various types of wheelchairs. These seating configurations are subject to adjustment by the removal or addition of seats as required by the Director.

            No standees will be permitted at any time on any vehicle used in the performance of this Contract.

All vehicles being used in performance of this Contract that were manufactured more than five years prior to the date of execution of this Contract shall be equipped with two-way radios.

Vehicles shall be given a number suitable for identification purposes. Such numbers shall be not less than four inches high displayed on both sides, front and rear of vehicles. Also displayed on each vehicle shall be the name and address of the contractor providing the service in letters not less than three inches high. Numbers and letters shall be applied with black paint. The run number, which will be supplied to the contractor by the Bureau of Pupil Transportation, shall be placed inside the side front window of the vehicle and shall be sufficiently large so that it can be clearly seen from a distance of not less than fifteen feet. The run number shall not obscure the driver's vision. The color of all vehicles used in the performance on the Contract shall be National School Bus chrome yellow.

                         X. VEHICLE SAFETY REQUIREMENTS

The interior of each vehicle shall be cleaned and swept or vacummed at least once a day. The exterior shall be washed weekly and kept as clean as possible, weather and other conditions permitting.

All vehicles shall be equipped with individual safety belts for each passenger carried. Such safety belt shall conform to the motor vehicle code of the State of New York. All vehicles shall be equipped with an all purpose fire extinguisher, dry chemical or CO 2 type, rated at least 10-B:c, equipped with a calibrated or marked guage. The fire extinguisher shall be mounted in automotive bracket located in the driver's front compartment in full view and easily accessible.

All vehicles shall be equipped with a first aid kit in a dust proof medical container easily removable, located in the driver's front compartment which shall contain the following items:

2 bandages (1" by 10 yards)
6 sterile gauze pads (3" by 3")
1 adhesive tape (1" by 25 yards)
12 plastic bandaid strips
1 pair scissors
2 triangular bandages with 2 safety pins
    (approximately 40" by 30" by 54")
3 single units of sterile eye pads (one per unit)

When a vehicle operator is not in his seat and pupils are in the vehicle, the motor must be shut off, ignition key removed, the brakes set and the front wheels turned against the curb. If the vehicle is parked and the motor shut off for any reason, the ignition key must be removed and the brakes set with wheels turned towards the curb.

To protect against carbon monoxide concentration or buildup, no idling of the motor is permitted while: (1) awaiting school dismissal; (2) loading or unloading pupils at school; (3) parked or not moving for an excessive length of time.

             XI. SPARE VEHICLES AND VEHICLE PERFORMANCE MONITORING

The contractor will provide all of the vehicles necessary to do all of the work as contracted for in the item(s) contained in his Contract. The contractor must have available sufficient approved vehicles and qualified personnel to enable him to dispatch and place spare vehicles into operation promptly if, when and where necessary to ensure continuous uninterrupted service in the event one or more of the vehicles in regular use cannot function.

The contractor shall provide one spare vehicle for every twenty (20) vehicles of a specific type contracted for. If a contractor provides between sixteen (16) and twenty (20) vehicles of a specific type, then it must provide one spare vehicle for each type. In the event a contractor provides less than fifteen (15) vehicles of any specific type, then the contractor shall document to the satisfaction of the Director that it has access to one spare vehicle for each type. For these purposes, corporate bidders who are subject to common control as determined by the Board based on an analysis of:

      (a)   ownership of the corporations' assets,

      (b)   coincidence of corporate officers and directors, and

      (c) such other factors as the Board determines to be relevant, are deemed to be one contractor.

            The maximum number of spare vehicles required to be available and provided by one contractor shall not exceed ten vehicles for any specific type of vehicle.

Vehicles must be staffed with personnel qualified to handle emergency service. Spare vehicles must be located at strategic points during the hours that pupils are being transported under this Contract.

The person on the spare vehicle shall also act as expeditor, whose responsibilities, beside performing emergency service shall include, but not be limited to the following:

      1. Dispatching or expediting vehicles to ensure a smooth operating fleet.

      2. Prompt dispatching of spare vehicles in the event of breakdown of vehicles.

      3. Maintaining a log in a form approved by the Director, in which he will enter reports of disruptions of service or delays. A transcript of such log shall be furnished to the Director at the end of each school week.

All maintenance or spare vehicles of a contractor providing 20 or more vehicles shall be equipped with two-way radios and shall have continually open contact with contractor's garage. In addition, the contractor shall assign its other vehicles equipped with two-way radios among its routes so that the contractor can dispatch the vehicles expeditiously to replace vehicles with breakdowns, after these vehicles have completed their regular run. All equipment and personnel referred to herein shall be supplied by the contractor and maintained by the contractor at his own expense. A list of equipment and personnel used for this service shall be submitted to the Director.

The contractor shall ensure direct telephone access to the contractor's garage during the hours of operation. Answering services shall not qualify as direct telephone access. The Bureau of Pupil Transportation will supply the contractor with parent telephone numbers of each pupil. As a vehicle varies from its schedule at any time for more than one hour, the contractor shall telephone parents of the pupils involved in the delay. The contractor shall have available sufficient telephone accessibility to handle problems and inquiries properly.

 The contractor is responsible for monitoring operator and escort performance in the field and to resolve problems with parents.

Field supervision shall include but is not limited to the following:

      1. Spot checking operator and escort performance at specific pick-up points and at schools.

      2.    Riding a specific run where problems have occurred.

      3.    Providing on-the-job training to operators and escorts.

      4. Resolving problems between the contractor's personnel and school officials or parents.

      5. Assisting expediting vehicles and continuing service where bus breakdowns occur.

                              XII. USE OF VEHICLES

Passengers other than pupils assigned by the Bureau of Pupil Transportation shall not be carried in the vehicles used under this Contract while they are being used to transport pupils except as otherwise stated or as authorized in writing by the Director.

In the event that a school principal requests permission for parents or other adults to ride on the vehicle to maintain order, such permission may be granted by the Director only, and the contractor will be notified accordingly.

The vehicles contract for extended service are subject to use for field trips, special events, emergency situations, or any other use as prescribed by the Director. The use of the vehicles for such purposes may only be for hours that will not interfere with the schedules established for the pupils transported to and from school under the Contract. Use of these vehicles shall not be restricted to physically handicapped, mentally retarded, emotionally disturbed or other classifications of pupils, nor shall use of the vehicles for such purposes be limited to schools specified herein. The vehicles under Contract for extended service shall provide transportation services to any other public agency or private organization upon instruction of the Director.

In the case of field trips and other special trips where the routes are not provided by the Director, these routes shall be established by the contractor in advance, using the most efficient routing for the vehicle.

When vehicles are used for field trips, the pupil groups will be accompanied by one or more adults. At least one of these adults will be a teacher. If the route requested by a teacher in charge requires that a toll be paid, or if the teacher should request the operator to park the vehicle in an area where a parking fee is charged, it will be the responsibility of the teacher to pay such toll or parking fee. Operators are not to be reimbursed by the teacher for any other reason. Operator will not solicit tips or gratuities.

              XIII. INCREASE OR DECREASE IN THE NUMBER OF VEHICLES

A. Decrease. At any time during the period of the Contract the number of vehicles required may be reduced and the schedules may be adjusted due to change in pupil population, or change in policy or directive adopted by the Board of Education, the City of New York, the State Education Department, and/or the Financial Control Board, or other factors; provided, however, that in no event shall the total number of any type of vehicle originally awarded to a contractor be reduced: (1) by more than ten percent (10%) of the total number of any type of vehicle originally awarded in the first year of this Contract; (2) in the second year of this Contract, by more than twenty percent (20%) of the total number of any type of vehicle originally awarded; and (3) in the third year of this Contract by more than thirty percent (30%) of the total number of any type of vehicle originally awarded. Compensation to the contractor shall be reduced to the number of vehicles actually used in the performance of this Contract, and the Board of Education shall not be liable for payments for any vehicles eliminated to the extent provided above.

Upon determination by the Director that there is a decrease in the number of vehicles required for a specific type of service (service area and type of vehicle) during the period of this Contract, the Board of Education reserves the right to reduce the number of vehicles for a specific type of service as follows:

      (1) If the total number of vehicles at the time of decrease does not exceed the total number of vehicles originally contracted for, such reduction shall apply to the contractor who quoted the highest weighted average daily rate per vehicle and shall apply subsequently to the contractors who quoted the next highest weighted average daily rates per vehicle until all necessary reductions are made.

      (2) If the total number of vehicles at the time of the decrease exceeds the number of vehicles originally contracted for, such reduction shall first be made from the additional vehicles contracted for during the performance of this Contract and shall apply first to the highest weighted average daily rate per vehicle, and subsequently to the contractors who quoted the next highest weighted average daily rates per vehicle until all necessary reductions are made. After the reduction of these additional vehicles is exhausted, the Director may reduce the number of vehicles originally contracted for in accordance with XIII.A(1) above.

B. Increase. If at any time during the period of the Contract the number of vehicles required for a specific type of service increases, the Board of Education reserves the right to increase the number of vehicles for a specific type of service as follows:

      (1) If the total number of vehicles at the time of the increase is the total number or in excess of the total number of vehicles originally contracted for, the increase shall first be offered to that contractor who quoted the lowest weighted average daily rate per vehicle. Opportunity to furnish such vehicles as the initial offeree cannot furnish may then be offered to the next contractor with the next lowest weighted average daily rate per vehicle. If no contractors providing a specific type of service are found willing to supply additional service of the same type, then the Board may offer the opportunity to provide the additional vehicles to a contractor in any adjacent borough in the manner set forth. The initial offer will be made to that contractor with the lowest weighted average daily rate for that type of vehicle for which none of the successful bidders for that type of service were willing to provide additional vehicles as provided above.

      (2) If the total number of vehicles at the time of the increase is less than the total number of vehicles originally contracted for, and there is a subsequent need for these vehicles, the contracts who had their number of vehicles reduced shall be afforded the right of first refusal for reinstatement of the use of these vehicles in inverse order to that by which they were reduced pursuant to XIII.A above.

            All additional vehicles provided throughout the entire period of the Contract must comply with all the terms, conditions and specifications of the Contract set forth herein. The contractor will be compensated for such additional vehicles as provided for herein.

C. Notice and Liability. The contractor shall be notified at least five (5) school days in advance of the date the above changes are effective. If the contractor is willing to furnish the required additional vehicles, he shall confirm such agreement in writing to the Director within five (5) business days of receipt of the offer.

If the above changes, when effective, terminate the need for any part of the services rendered by a particular contractor, the Board of Education and the City of New York (or any political or governmental subdivision thereof) shall not be liable for any damages or cost of the contractor as a consequence thereof.

                        XIV. FACILITIES AND MAINTENANCE

The bidder shall have sufficient storage and access to maintenance facilities with sufficient equipment and trained personnel to satisfy New York State Department of Transportation requirements. The facilities shall be subject to periodic inspection and approval by the Board of Education during the period of the Contract.

The contractor shall provided a program of preventive maintenance which meets the approval of the Director and shall maintain records as evidence that the vehicles are receiving acceptable periodic maintenance.

The Board of Education reserves the right to demand withdrawal from service of any vehicle which in the opinion of the inspectors of the Bureau of Pupil Transportation presents a hazard to the safe transportation of pupils.

                                  XV. GASOLINE

All gasoline required will be provided by the contractor at his own expense.

                         XVI. RECORDS TO BE TRANSMITTED

The contractor shall submit, on Tuesday of each week, a list of the names and addresses of pupils to be transported on the contractor's vehicles, but who have not appeared for transportation for the entire preceding week. A record of vehicles incorporating a Daily Record of Crews (operators and escorts) used each day for the transportation of pupils under this Contract shall be maintained in duplicate on forms to be prescribed by the Director, and the contractor shall furnish to the Director the duplicate copies by Wednesday of each week. The contractor shall supply such other information or documentation as may be requested by the Director.

                        XVII. VEHICLE OPERATOR STANDARDS

To protect the safety and welfare of pupils, the contractor shall only employ persons of good moral character to serve as vehicle operators. The contractor shall send all applications for employment to the Director, and follow procedures established by the Director for submission of the fingerprint record and medical certificate for each applicant. The contractor shall certify to the Director that he has checked the references of the applicant and that to the best of his knowledge and belief the applicant is a person of good moral character. No operator shall be employed on Board of Education work until his references and fingerprint record have been approved by the Director, and his medical certificate has been approved by both the Director and Medical Director.

Vehicle operators shall have valid appropriate operator's licenses for the vehicles they operate, and must be competent, reliable and between the ages of 21 and 65. Operators shall be physically fit and properly qualified by experience, driving record and training to perform their duties. The contractor shall certify to the Director that he has reviewed New York State Department of Motor Vehicles driver abstract records to determine the fitness and driving record of its operators.

All vehicle operators shall be examined by a licensed physician. The results of the physical examination shall be immediately reported to the Director and Medical Director of the Board of Education on forms approved by the New York State Department of Education and provided by the Director. These forms shall constitute the medical certificate. The written report of the physician shall be considered by the Medical Director in determining the fitness of the driver. Each operator who is to be initially employed shall be examined within the four weeks prior to the beginning of service.

Each operator shall receive an annual physical examination which shall include a tubercular test. The results of this examination and the tubercular test shall be recorded on forms approved by the New York State Department of Education and provided by the Director.

These examinations shall be at no cost to the Board of Education.

Section 156.13(d)(2) of the Regulations of the New York State Commissioner of Education shall be complied with in full and states: "Each school bus driver initially employed by a Board of Education or transportation contractor subsequent to July 1, 1973, shall have received at least two hours of instruction on school bus safety practices. Each driver of a vehicle transporting handicapped pupils exclusively who was initially employed subsequent to January 1, 1976, shall have received an additional hour of instruction concerning the special needs of a handicapped pupil. During the first year of employment, each driver shall complete a course of instruction in school bus safety practices approved by the Commissioner, which shall include two hours of instruction concerning the special needs of a handicapped pupil. All school bus drivers shall receive a minimum of two hours or refresher instruction in school bus safety at least two times a year, at sessions conducted prior to the first day of school and prior to February 1st of each year. Refresher courses for drivers of vehicles transporting handicapped pupils exclusively shall also include instructions relating to the special needs of a handicapped pupil."

Each contractor must utilize instructors approved by the New York State Education Department for conducting the training sessions for drivers. All training programs must be approved by the New York State Education Department and the Bureau of Pupil Transportation before the program is offered. In addition, all new vehicle operators must have a total of twenty hours of classroom instruction prior to driving on any Board of Education business. All vehicle operators having two or more accidents while driving on Board of Education business must also attend an accident repeater course conducted by a defensive driving specialist. Certification will be required from the contractor stating that each operator has received appropriate training as specified in this Contract.

If the Director determines that an operator's competency falls below acceptable standards, or that any operator has made an unauthorized stop or an unauthorized change in established route for which the operator may or may not have accepted additional remuneration from other than his employer, or that the driver has a previous record of careless or unsafe driving, the contractor, upon receiving written notice from the Director to that effect, shall not again employ this operator on any part of the work to be performed hereunder, or on any part of any work the contractor may perform for the Board of Education under any other contract.

Vehicle operators must be dressed in uniform attire provided by the contractor and wear a photo identification badge which clearly shows the operator's name, company's name, and operator's identification number assigned by the contractor. The identification badge should be visible from a distance of ten feet.

                         XVIII. OPERATIONAL SUPERVISION

The requirements entitled "Bus Company and Bus Driver Responsibilities" contained in Pupil Transportation Handbook No. 1, "School Bus Information for Drivers, Escorts, Schools and Parents of Handicapped Children," dated April of 1977 and drafted by the Bureau of Pupil Transportation is incorporated herein by reference and is made part of this Contract as if fully set forth herein in its entirety.

In addition to the requirements set forth in Pupil Transportation Handbook No. 1, operators must drive the scheduled route assigned to them at least one time prior to start of school. If at any time during the school year a new operator is assigned to a schedule route, that operator must drive the schedule before being permitted to transport students on that schedule.

All operators employed in the transportation of handicapped pupils shall be given permanent route assignments at the commencement of each school year.

All accidents involving vehicles operating under this Contract shall be reported to the Director immediately.

The emergency drills required by the State Education Law shall include practice and instruction in the location, use and operation of the emergency door, fire extinguisher, first aid equipment, and use of the windows as a means of escape in case of fire or accident. Drills shall include situations which might result from both fire and accidents. Such instruction and the conduct of drills shall be given by a member or members of the teaching staff as arranged between the contractor and the principal of each school. No emergency drills shall be conducted when vehicles are on routes. The Director shall be notified of arrangements for, and execution of, emergency drills. The contractor and operator shall make arrangements for emergency drills so as to minimize disruptions in service.

                                  XIX. ESCORTS

The contractor shall provide escort service in addition to the operator to the extent required by the Board.

A. The Board may determine to: (1) employ escorts directly, (2) contract separately for the employment of escorts with the contractor herein or with a separate contractor, or (3) require the contractor to provide escort service in addition to the operator. Should the Board determine to employ escorts directly, or contract separately with the contractor or with a separate contractor to provide escort service, the Board and/or the contractor providing the escort service, as the case may be, shall assume sole responsibility for any claims made for acts of negligence, carelessness or incompetence perpetrated by the escorts or by the employer of the escorts in connection with performance or failure to perform of such escorts or employers of escorts; and shall indemnify and hold harmless the contractor herein, if a separate contractor, from the contractor providing the escort service from all suits, actions, damages or costs of every kind and description, as may arise under the terms of this contract or otherwise, to which the contractor herein may be subjected because of such negligence, carelessness or incompetence. In addition, should the Board determine to employ escorts directly, or contract separately for the provision of escort service with a contractor other than the contractor herein, the provisions of B. through E. herein, reference to escort service in Paragaph XXI of the Specifications, and any other reference to escort service in this contract other than as provided in Paragraph XIX (A), shall be deemed to be of no force and effect with respect to the contractor herein.

      Should the Board determine to require the contractor to provide escort service in addition to the operator, (1) the contractor shall be compensate in the manner provided herein in the amount of forty dollars ($40) per day per escort providing service on a vehicle in regular service and sixty dollars ($60) per day per escort providing service on a vehicle in extended service, with the daily rate per escort increased by ten (10%) percent in each of the second and third years of this Contract, (establishing the rate as forty-four dollars and sixty-six dollars in the second year, and forty-eight dollars and seventy-two dollars in the third year), which amount shall be in addition to any and all other compensation to which the contractor is entitled under the terms of this Contract, and
      (2) all references to escort service in provisions B. through E. below.

Paragraph XXI of the Specifications, and any other reference to escort service in this contract other than the first two options described above, shall be of full force and effect with respect to the contractor herein.

B. Standards. To provide for the safety and welfare of children, the contractor shall only employ persons of good moral character to serve as escorts. Escorts must be competent, reliable, over twenty-one years of age, physically fit and properly qualified to perform their duties. The contractor shall send all applications for employment to the Director and follow procedures established by the Director for submission of the fingerprint record and medical certificate for each applicant before the date the escort services are to be provided; allowing sufficient time for review and approval by the Director and Medical Director. The contractor will certify that he has checked the references of the applicant and to the best of his knowledge and belief the applicant is a person of good moral character. No escort shall be employed on Board of Education work until the references and fingerprint record have been approved by the Director, and the medical certificate has been approved by the Medical Director and the Director.

Each regular or substitute escort shall be examined by a licensed physician. A report concerning the physical examination shall be submitted immediately on the forms prescribed to the Director and the Medical Director of the Board of Education. The physical examination shall include, as a minimum, those requirements specified on the prescribed physical examination report. The written report of the physician shall be considered by the Medical Director to determine the fitness of the escort to perform the duties set forth herein. Each escort who is to be initially employed shall be examined within the four weeks prior to the beginning of service. Each escort shall receive an annual physical examination. In no case shall the interval between physical examinations exceed a twelve month period. This examination will be at no additional cost to the Board of Education. The result of this examination and of an annual tubercular test shall be recorded on forms approved by the Director. These forms shall constitute the medical certificate.

The Board of Education specifically reserves the right to reject any person who fails to meet the minimum physical requirements as specified on the medical certificate. If the Director determines that an escort's performance is unsatisfactory, the contractor, upon receiving written notice from the Director of such unsatisfactory performance shall not employ this escort on any work performed for the Board of Education.

C. Training and Instruction. All escorts shall attend five one and one-half hour training sessions for a total of seven and one-half hours each year concerning the transportation of handicapped pupils. The training sessions shall be scheduled by the contractor with the approval of the Director, and are to be held at an hour and location convenient to the contractor and the escorts. The contractor shall furnish the premises required at his own cost and expense, and shall not be entitled to any additional compensation from the Board for these training sessions. All training programs must be approved by the Director before being offered.

D. Identification. Escorts shall wear uniform attire supplied by the contractor. Escort shall wear a photo identification badge on the outside of his or her uniform which shows clearly the name, escort identification number assigned by the contractor, and the name of the contractor which employs the escort. The identification badge should be visible from a distance of ten feet.

E. Responsibilities. The section entitled "Escort Responsibilities" contained in Pupil Transportation Handbook No. 1, entitled "School Bus Information for Drivers, Escorts, Schools and Parents of Handicapped Children," dated April, 1977 is incorporated herein by reference as if it is set forth herein in its entirety. Pupil Transportation Handbook No. 1 is available upon request from the Director of Pupil Transportation.

                   XX. AUDIT OF INVOICES & FINANCIAL RECORDS

Invoices will be audited for payment after each month in which the services are rendered.

The contractor hereby consents to an audit of any and all financial records relating to this Contract by the Department of Audit and Control. During the period of the Contract and upon the request of the Department of Audit and Control, the Office of Auditor General of the New York City Board of Education, the Comptroller of the City of New York or the Department of Investigation of the City of New York, the contractor shall furnish information and documents as specified by any of these agencies, including but not limited to the contractor's income tax forms filed with the City, State and Federal government for the term of this Contract.

                            XXI. LIQUIDATED DAMAGES

In view of the difficulty of ascertaining the loss which the Board or City will suffer by reason of these defaults on the part of the contractor, the following sums are hereby agreed upon, fixed and determined by the parties hereto as the liquidated damages the Board or City will suffer by reason of said delay and default, and not by way of penalty, and such liquidated damages may be imposed in the amounts provided below upon the following findings of the Director or his or her designee:

A. One and one-half times the appropriate daily rate per vehicle paid to the contractor shall be deducted from the subsequent month's payment due the contractor for the following:

      1. Each failure to provide the number of vehicles required each day to convey to and from the school the number of pupils specified.

      2. Each vehicle providing extended service which does not service a field trip or provide the services required by Section XII (Use of Vehicles), on the schedule established in advance either by the Director or a school or the community school district office.

B. The appropriate daily rate per vehicle shall be deducted from the subsequent month's payment due the contractor for the following:

      1. Each day that the contractor permits an employee to service a route for whom the required medical certificate, fingerprint record and applications for employment were not submitted to and approved by the Bureau of Pupil Transportation.

      2.    Each time an escort is not provided on a vehicle, if required.

      3. Each time it is found that the contractor did not provide telephone access from the time the first vehicle is scheduled to leave the garage until the last vehicle returns to the garage at the end of the day.

      4. Each time a vehicle has an expired or null Public Service Commission sticker.

      5. Each time an accident is not reported to the Director within twenty-four (24) hours.

      6. Each time an operator is found guilty of commiting a moving violation of the New York State Vehicle and Traffic Law while transporting pupils under this Contract.

C. One half the appropriate daily rate per vehicle paid to the contractor shall be deducted from the subsequent month's payment due the contractor for the following:

      1. Each vehicle transporting a greater number of pupils than the vehicle's permissible pupil seating capacity.

      2. Each vehicle furnished that has a pupil seating capacity less than required by the Contract terms.

      3. Each vehicle each day a child has been unilaterally excluded from transportation by a contractor, operator or escort without the consent of the Director.

      4.    Each vehicle failing to hold an emergency drill as required.

      5. Each time the operator requires a school to dismiss pupils prior to the normal close of the school session except where required by special circumstances specified by the Director.

      6. Each vehicle which does not comply with structural and safety provisions for the vehicle, including but not limited to seat belts, padded seats, high back seats, and operable wheel chair brackets.

D. One third the appropriate daily rate per vehicle paid to the contractor shall be deducted from the subsequent month's payment due the contractor because of the following:

      1. Each operator or escort who has not received the proper training, instruction, and/or refresher courses as specified herein within the time period agreed upon by the Director and contractor.

      2.    Each vehicle which arrives after the time a session is due to start.

      3. Each vehicle that arrives at the school more than thirty minutes prior to the start of the session.

      4. Each vehicle operator who does not have on his or her person an appropriate operator's license.

      5. Each time the contractor fails to notify a parent that the vehicle is more than one hour behind schedule, unless no telephone number has been provided or the Bureau of Pupil Transportation is contacted before the hourly limit has expired and agrees that the contractor need not call every parent.

E. One sixth of the appropriate daily rate per vehicle paid to the contractor shall be deducted from the subsequent month's payment due the contractor for the following:

      1. Each time the contractor, operator or escort does not notify the parents of pupils on the vehicle of changes in schedules or pick-up or drop-off locations.

      2. Each vehicle that makes an unauthorized stop or an unauthorized change in an established route or schedule.

      3.    Each vehicle failing to have a fire extinguisher.

      4.    Each vehicle failing to have a first aid kit.

      5. Each time an operator fails to remove ignition keys, turns wheels to curb, and set brakes when and as required while pupils are on the vehicle.

      6.    Each vehicle for each scheduled stop not served.

       7. Each vehicle with an operator or escort not wearing uniform attire or visibly displaying an identification badge with the required information.

       8. Each day the contractor fails to provide the information on forms required as set forth herein.

       9. Each vehicle that arrives at the school or departs from the school after the time scheduled, unless required to do so by the Bureau of Pupil Transportation.

      10. Each vehicle the contractor changes on a run, where it is not a change resulting from a breakdown or a scheduled maintenance.

      11. Each operator who fails to assist in the conduct of an emergency drill.

      12. Each operator who fails to make available a vehicle providing extended service to a scheduled class in transportation safety.

      13. Each time a vehicle is not in compliance with the identification requirement of Section IX, Vehicle Specifications.

      14. Each time a vehicle over five (5) years old is not equipped with a two-way radio.

      15. Each failure to perform any other duties as set forth in the Bureau of Pupil Transportation Handbook No. 1.

                          GENERAL TERMS AND CONDITIONS

                                   WITNESSETH

That pursuant to all applicable State and Local Laws and all By-Laws, resolutions, rules and regulations of the Board of Education and the City of New York and its various departments, and in consideration of the agreements hereinafter undertaken by each of the parties hereto with the other, the parties hereto do hereby convenant and agree for themselves and for their respective successors and legal representatives as follows:

                                  DEFINITIONS

Wherever the following words, names or titles appear in this Contract, they shall have the following meanings:

      (a) "THE BOARD" means the Board of Education (BOE) of the City of New York and the party of the first part of this Contract.

      (b) "THE CONTRACTOR" means the party of the second part to this Contract.

      (c) "THE DIRECTOR" means the Director of the Bureau of Pupil Transportation delegated by the Board to supervise the work of this Contract.

      (d)   "THE CITY" means the City of New York.

      (e) "THE COMPTROLLER" and "THE TREASURER'" means the Comptroller and the Treasurer of the City of New York respectively.

      (f) "THE SECRETARY", "ASSISTANT SECRETARY" and "EXECUTIVE DIRECTOR" mean the following officers and employees of the Board of Education respectively: the Secretary, assistant Secretary of the Board of Education and Executive Director of the Division of Business and Administration.

      (g) "APPROVED", "REQUIRED", "DIRECTED", "SPECIFIED", "DESIGNATED" or "DEEMED NECESSARY", unless otherwise expressed, means approved, required, directed, specified, designated, or deemed necessary, as the case may be, by the Director.

      (h) "WORK" or "SERVICES" means all services to be furnished or done by or on the part of the contractor.

      (i) "COMPLETION" means full and complete compliance with every requirement of the Contract as attested by the Director.

      (j) "SPECIFICATIONS" shall mean the combined proposal for bids and specifications, and amendments thereto, and all of the directions and requirements applying to the service as hereinbefore detailed and designated under specifications.

      (k) The term "ITEM" as used herein, shall be defined as each separate unit or group of vehicles upon which a contractor may bid.

1.  SUBJECT MATTER

The contractor shall provide at its own cost and expense sufficient plant, equipment and working capital to provide for the transportation of pupils in accordance with the terms, conditions, and specifications set forth herein. The contractor shall accept as full compensation for its faithful performance of this Contract the sums certified by the Director in accordance with the provisions of the Contract, and said sums shall be the amount at which the Contract was awarded to the Contractor at the public bidding.

2.  CONTRACT

The Proposal for Bids, Instructions to Bidders, Bid, Schedules and Specifications are and shall be a part of this Contract. In case of variance between the specifications, bid and Contract, if any, the specifications shall be controlling.

3.  INTERPRETATION

Any doubt as to the meaning of the terms of the Contract or any obscurity as to the wording of the terms will be explained in writing, upon request, by the Director and all directions and explanations required, alluded to, or necessary to complete any of the provisions of the Contract and to give them due effect will be given by the Director in writing upon request. The interpretation of the Director shall be final and binding upon all parties.

To prevent all disputes and litigations, the Director shall, in all cases, determine the quality of the services which are to be delivered and paid for under this Contract, and shall determine all questions in relation to said services, their quality, delivery and condition, and shall in all cases decide every question which may arise relative to the execution of this Contract on the part of the contractor, and the Director's estimate or decision shall be final and conclusive upon the contractor.

4. MODIFICATIONS

The Board may, from time to time, request changes in the scope of the services to be performed by the contractor hereunder. However, no term, provision or condition of this Contract shall be deemed waived by the Board unless such waiver shall be in writing with the approval of an authorized representative of the Board subscribed thereon.

5.  COMPLIANCE WITH LAWS

The contractor shall comply with all applicable laws, ordinances, and codes of Federal, State and Local governments.

It is the intent and understanding of the parties hereto that each and every provision of law required by law to be inserted in this Contract shall be deemed to be inserted herein. It is further agreed that if, through mistake or otherwise, any such provision is not inserted, or is not inserted in correct form, that this Contract shall forthwith be amended upon notice to the Contractor by such insertion so as to comply strictly with the law.

6.  NON-ASSIGNMENT OF CONTRACT

The contractor will give personal attention to the faithful performance of this Contract. The contractor will not assign, transfer, convey, sublet or otherwise dispose of this Contract or its right, title or interest in or to the same or any part thereof without the previous consent of the Director or the Director's designee endorsed thereon; and the contractor will not assign by power of attorney or otherwise, any of the monies to become due and payable under this Contract unless by and with the previous consent in writing of the Board or its designee endorsed thereon. If the contractor shall, without such previous written consent, assign, transfer, convey, sublet or otherwise dispose of this Contract or of its right, title or interest therein, or any of the monies to become due under this Contract, to any other person, firm or corporation, this Contract may, at the option of the said Board, be canceled and terminated, and the Board and the City shall thereupon be relieved and discharged from any and all liabilities and obligations to the contractor arising from such Contract, and to its assignee or transferee; provided that nothing herein contained shall be construed to hinder, prevent or affect an assignment by the contractor for the benefit of its creditors made pursuant to the statutes of the State of New York, and no right under this Contract, or to any monies to become due hereunder, shall be asserted against the Board or the City in a law or in equity, by reason of any so-called assignment of this Contract, or any part thereof, or of any monies to become due hereunder, unless authorized as aforesaid.

7.  CANCELLATION

A. If the contractor engages in repetitive or persistent violations of the conditions or covenants of this Contract, the Director may seek to have the contractor declared in default by the Board of Review pursuant to Article 8 of the Board's By-laws. In the event the Board of Review shall determine the contractor to be in default, the Director shall notify the contractor that its Contract is terminated. Such action by the Director may be based upon any of the following:

      (1) Failure of the contractor to provide any portion of the services specified herein;

      (2) Action by the Contractor to subcontract, encumber, assign, or transfer this Contract, either in whole or in part, otherwise than as specified herein;

      (3) Failure to notify the Director of increases in the total number of vehicles as required by the "Insurance and Performance Bond" provisions of the Proposal for Bids; or

      (4) Violation by the Contractor of any of the conditions or covenants of this Contract or execution of this Contract in bad faith.

B. Upon the refusal of a person, when called before a grand jury, governmental department, commission, agency, or any other body which is empowered to compel the attendance of witnesses and examine them under oath, to testify in an investigation or to answer any relevant questions concerning any transaction or contract entered into with the State, or any political subdivision thereof, or a public authority or with any public department, agency or official of the State or a political subdivision thereof, when immunity has been granted to the witness against subsequent use of such testimony, or any evidence derived therefrom, in any subsequent criminal proceeding:

      (1) such person, or any firm, partner, director, or corporation of which he is a member, partner, director or officer shall be disqualified for a period of five (5) years after such refusal from submitting bids for or entering into or obtaining any contracts, leases, permits or licenses with the City or submitting bids for or entering into or obtaining any contracts, leases, permits, or licenses which will be paid out of any monies under the control of or collected by the City, and/or shall be subject to such other action appropriate under the circumstances, and

      (2) any and all such existing contracts, leases, permits or licenses made with or obtained by any such person or firm, partnership, or corporation of which he is a member, partner, director or officer may be cancelled or terminated by the City of the Board or be subject to such action appropriate under the circumstances, without incurring any penalty or damages on account of such cancellation or termination, but any monies owing for goods delivered, work done, or rentals, permits or license fees due, prior to the cancellation or termination shall be paid.

C. In the event of termination of this Contract by reason of default of the contractor, the Director shall have the power in the manner prescribed by law to obtain the undelivered services, or such part thereof as it may deem advisable, and to charge the expense thereof to the contractor. The expense so charged and the liquidated damages for delay herein provided for shall be deducted and paid by the BOE out of such monies that may then be due or may thereafter become due to the contractor under or by virtue of this Contract or any part thereof. In case such expense and liquidated damages hereunder shall exceed the sum owing for services rendered at the time of termination of this Contract, then the contractor shall pay the amount of such excess to the BOE on notice from the BOE of the amount of such excess and in case such expense and liquidated damages shall be less than the sum which would have been payable under this Contract if the same had been completed by the contractor, then the contractor shall forfeit all claims to the difference to the BOE. In the event of the BOE undertaking to secure the services or any part thereof under this section of the Contract, the certificate of the director as to the amount of services secured, the cost, and the excess cost, if any, of completing this Contract, and the amount of liquidated damages hereunder, shall be binding and conclusive upon the contractor, his assignee, and all other claimants.

8.  NOTICES

The residence or place of business given in the Contract is hereby designated as the place where all notices, letters or other communications addressed to the contractor shall be served, mailed or delivered. Any notice letter or other communication addressed to the contractor and delivered at the above-named place, or sealed in a post-paid wrapper and deposited in any post office box regularly maintained by the post-office, shall be deemed sufficient service thereof upon the contractor. The place named may be changed at any time by an instrument in writing, executed and acknowledged by the contractor, and delivered to the Director. Nothing herein contained shall be deemed to preclude or render inoperative service of any notice, letter or other communication upon the contractor personally. Whenever in the trial of any action growing out of this Contract it shall be necessary or required to prove the service of a notice as herein prescribed, an affidavit executed at the time of service showing the service in the manner herein required to have been made by the person making the affidavit shall be presumptive evidence of such service upon first proving that the affiant is dead or insane, or that with due diligence, his attendance cannot be compelled.

9.  NO ESTOPPEL

Neither the BOE nor the City, nor any department or officer thereof, shall be precluded or estopped by any return or certificate made or given by the Director, or other officer, inspector, assignee or appointee of the BOE or the City, under any provision of this Contract, from at any time (either before or after the final completion and acceptance of the work or services and payment therefore, pursuant to any such return or certificate) showing the true and correct amount and character of the work done and supplies furnished by the contractor, or any other person under this Contract, or from showing at any time that any such return or certificate is untrue or incorrect, or improperly made in any particular, or that the work or services or any part thereof do not in fact conform to the specifications; and neither the BOE nor the City shall be precluded or estopped notwithstanding any such return or certificate and payment in accordance therewith, from demanding and recovering from the contractor such damages or other loss as it may sustain by reason of its failure to comply with the specifications.

10.  CLAIMS - LIMITATION OF ACTION

No action shall be maintained by the contractor, his successors or assignees, against the Board of any claim based upon or arising out of this Contract or out of anything done in connection with this Contract unless such action shall be commenced within six (6) months after the date of filing of the voucher for final payment hereunder in the appropriate office of the Board, or within six
(6) months of the termination of this Contract, or within six (6) months of the required completion date for the services performed hereunder, whichever is sooner. None of the provisions of Article 2 of the Civil Practice Law and Rules shall apply to any action against the Board arising out of this Contract.

11. MAINTENANCE OF RECORDS

The contractor shall, until six (6) years after completion of its services hereunder or six (6) years after date of termination of this Contract, maintain and retain complete and correct books and records relating to all aspects of the contractor's obligations hereunder, including, without limitation, accurate cost and accounting records specifically identifying the costs incurred by the contractor in performing such obligations (such as payroll expense, and all other related records necessary to assure a proper accounting of funds, including property, personnel records, cash receipts and disbursements, journals and ledgers). Records must be maintained as a separate set of books so as to identify clearly the expenses applicable to the specific Contract and be distinguishable from all other costs not incurred under this Contract. The contractor shall make available to the Office of the Auditor General of the BOE or such agencies as the BOE may designate for review and audit, all books, records or materials deemed necessary by the BOE to substantiate the validity of claims made under the Contract at all reasonable times that the BOE shall from time-to-time request. They shall be maintained in such a fashion as to permit clear identification of costs incurred under this Contract or any amendment thereto.

12. DISCRIMINATION

In connection with the performance of work under this Contract, the contractor agrees as follows:

      a) The contractor will not discriminate against any employee or applicant for employment because of race, creed, color, age, sex, national origin, handicap, marital status, religion or political beliefs or affiliations. The contractor will take action to ensure that applicants are employed, and that employees are treated during employment, without regard to the foregoing categories. Such action shall include but not be limited to the following: employment; upgrading; demotions or transfer; recruitment or recruitment advertising; layoff or termination; rates of pay or other forms of compensation; and selection for training, including apprenticeship. The contractor agrees to post in conspicuous places, available to employees and applicants for employment, notices to be provided by the Board setting forth the provisions of this nondiscrimination clause.

      b) The contractor shall not discriminate against any employee or applicant for employment on the basis of sex pursuant to Title IX of the Education Amendments of 1972 (20 United States Code Annotated,
            Section 1681 et seq.).

      c) The contractor will, in all solicitations or advertisements for employees placed by or on behalf of the contractor, state that all qualified applicants will receive consideration for employment without regard to race, creed, color, age, sex, or national origin.

      d) The contractor will send to each labor union or representative of workers with which it has a collective bargaining agreement or other contract or understanding, a notice to be provided by the Board advising the said labor union or workers' representatives of the contractor's commitments under this section, and shall post copies of the notice in conspicuous places available to employees and applicants for employment.

      e) The contractor will comply with all provisions of law prohibiting discrimination because of race, creed, color, age, sex, or national origin.

      f) The contractor will comply with all provisions of Executive Order No. 11246 of September 24, 1965, and of the rules, regulations, and relevant orders of the Secretaries of Labor and Health, Education and Welfare created thereby. The contractor will furnish all information and reports required by Executive Order No. 11246 of September 24, 1965, and by the rules, regulations, and orders of said Secretaries issued pursuant thereto, and will permit access to its books, records, and accounts by the Board and the Secretaries for purposes of investigation to ascertain compliance with such rules, regulations and orders. In the event of the contractor's compliance with the nondiscrimination clause of this Contract, or with any of the said rules, regulations or orders, this Contract may be cancelled in whole or in part and the contractor may be declared ineligible for further Government contracts in accordance with procedures authorized in Executive Order No. 11246 of September 24, 1965, and such other sanctions may be imposed and remedies invoked as provided in the said Executive Order or by rule, regulation or order of the Secretaries of Labor and Health, Education, and Welfare, or as otherwise provided by law.

13.              EQUAL EMPLOYMENT OPPORTUNITY REQUIREMENTS FOR
              NON-CONSTRUCTION CONTRACTORS, VENDORS AND SUPPLIERS

      The attention of all bidders is particularly directed to the various orders rules, regulations and procedures set forth in the contract documents with respect to identifying and eliminating both overt and covert discriminatory employment practices.

      I.    Policy

            It is the policy of the Board of Education, City of New York, in accordance with the Labor Law of the State of New York and other applicable laws, to provide equal opportunity for all qualified persons, to prohibit discrimination in employment because of race, creed, color, age, sex, national origin, handicap, marital status, religion or political beliefs or affiliations and to promote the full realization of equal opportunity through an affirmative, continuing program of compliance by all contractors, suppliers and vendors doing business with the Board of Education and their subcontractors.

      II.   Implementation

            The Director of the Office of Equal Opportunity shall be responsible for the implementation and administration of this policy. He or she shall be directly responsible to the Deputy Chancellor of the Board of Education and shall be responsible for issuing all orders, rules, regulations and procedures as may be deemed necessary or convenient for carrying out and implementing the policy set forth in Section 1.

      III. Definition of terms for the purpose of these Orders, Rules and Procedures

           A. Non-Construction Contract

              Any Agreement, or commitment by the Board of Education, to purchase or lease supplies, equipment or services. The term "Non-Construction Contract" excludes contracts of the Board of Education related to the erection, construction, reconstruction, rehabilitation, alteration, conversion, extension, repair or demolition of buildings or improvements to real property, with the exception of supplies, equipment and materials therefore, and work, labor or services relating to architectural, engineering or consultant services.

           B. Contractor

           C. Employee of Non-Construction Contractor

              Any Person or entity employing workers, who bids for, or who is awarded a non-construction contract.

           D. Minority Group Members

              Blacks, Hispanics (non-European), Asian-Americans and American Indians.

           E. Program of Affirmative Action

              A detailed, result-oriented set of written procedures which when implemented with conscientious effort results in compliance with the equal opportunity policy herein, through full utilization and equal treatment of minority group members and women at all levels in all segments of contractor's workforce. An effective program of affirmative action shall include, but not necessarily be limited to, the following ingredients:

              1. Development or reaffirmation of the contractor's equal
                 employment opportunity policy;

              2. Dissemination of the policy;

              3. Responsibility for implementation;

              4. A survey and analysis of employment at all levels and in all categories and aspects the contractor or subcontractor is deficient in the utilization of minority group members and women;

              5. Establishment of goals and timetables toward the attainment of which the contractor's or subcontractor's good faith effort must be directed to remedy any identifiable underutilization of minority group members and women;

              6. An analysis of employment policies and practices, including but not limited to seniority systems, recruitment training, promotion, insurance, and job benefits, and their effects upon minority group members and women;

              7. Corrective actions taken, or to be taken, toward the
                 elimination of any employment policy or practice having a discriminatory effect on minority group members and women.

           F. Goals and Timetables

              Projected levels of achievement resulting from an analysis by the contractor or subcontractor of its deficiencies, and of what it can reasonably do to remedy them within a specified time frame.

              [ILLEGIBLE] job classification than would reasonably be expected by their availability in the appropriate labor force.

      IV.   Bidding and Awarding of Contracts

            A.    Pre-Award Conference

                  Prior to the award of contract to the apparent low bidder and if requested in writing by the Director of the Office of Equal Opportunity (hereinafter referred to as the "Director"), such bidder shall attend a pre-award conference to be held in the Office of Equal Opportunity of the Board of Education for the purpose of acquainting him or her with the statutory and contractual requirements and what specific measures shall constitute an acceptable program of affirmative action.

            B.    Program of Affirmative Action

                  Prior to the award of contract to the lowest responsible bidder and upon demand, the low bidder must submit to the Director a detailed written Program of Affirmative Action (hereinafter referred to as "P.A.A."). In the event the low bidder fails to submit an acceptable P.A.A. within the allotted time stipulated in the demand, the Director may recommend that the low bid be rejected, the amount of the bid deposit, if any, be forfeited, and that the low bidder be disqualified from bidding on Board of Education work for a period of one year. The P.A.A. shall:

                  1. Apply to all Board of Education non-construction contracts except that, with regard to contracts, sub-contracts or purchase orders under $25,000, the Director is authorized to make such modifications as may be appropriate in the individual case;

                  2. Encompass all phases of the employment process, including evaluation of job classifications to ensure job relatedness, recruitment, selection, validity of examinations, retention, layoffs, seniority, assignments, training, promotion, salary and benefits;

                  3. Be considered by the Board of Education in its determination as to whether a numerical low bidder will be judged the lowest responsible bidder entitled to award thereof. The Director shall be the sole judge of the program's acceptability;

                  4. In addition to the above, fulfill the requirements of subdivisions (a) through (g) of this section:

                        (a) The P.A.A. shall include measurable goals, reasonable timetables and specific programs to be implemented by the contractor to identify and eliminate deficiencies in employment practices with respect to the underutilization of minority group members and women in the contractor's workforce and a projection of the minority utilization in the contractor's workforce for the life of the contract and for at least a one year period succeeding its completion. This statement and projection shall include present and projected
                              (1) rates of hiring and promotion of minority group members and women in specific job categories at each wage rate within each level of employment and according to major organizational unit, and
                              (2) percentages of minority group and women utilization in specific job categories at each wage rate within each level of employment and according to major organizational units, within the contractor's workforce.

                        (b) The P.A.A. shall include all of the contractor's facilities within New York City as well as those facilities located elsewhere within the continental limits of the United States.

                        (c) The P.A.A. shall specify the union(s) or other employee organizations to which the contractor's employees belong and shall include commitments to good faith efforts to effect equal employment opportunity changes directly or indirectly, in programs by such unions or organizations to recruit, train, qualify or otherwise select members if such changes are deemed necessary. The P.A.A. shall also include a copy of any agreement with an employee association which affects employment policies and practices.

                        (d) The P.A.A., or portion thereof, shall be submitted in such format as shall be specified by the Director of the Office of Equal Opportunity.

                        (e) The P.A.A. shall include a commitment to submit to the Director a separate P.A.A., of the form and substance specified in subdivisions (a) through
                              (g) hereof, for each subcontractor prior to its approval by the Board of Education. Every subcontract made by a non-construction contractor shall also contain these rules, regulations and orders in their entirety or their incorporation by reference.

                        (f) The P.A.A. shall include written evidence or other proof which shows that minority entrepreneurs have been solicited and given an equal opportunity to submit proposals and that such proposals have been given equal consideration for award.

                        (g) Unless exempted by the Board of Education, no specified commitment, including goals for minority group employment and adoption of equal employment practices, contained in the P.A.A., if any, of the contractor or subcontractor.

      V.    Compliance Inspection Report

            A. Prior to the award of contract to the lowest responsible bidder and upon demand, the low bidder must submit to the Director of Equal Opportunity, a Compliance Inspection Report. The completed Compliance Inspection Report must be returned to the Office of Equal Opportunity within twelve (12) calendar days from the effective date stated on the Requisition for Information accompanying the Report form.

                  Failure to submit the Compliance Inspection Report within the period of time specified above may result in a rejection of the bid and the disqualification of the bidder from bidding on the Board of Education work for a period of one year.

            B. The Compliance Inspection Report shall be submitted in a form provided by or approved by the Director, and shall indicate and furnish explanations for any current or anticipated departures, from the total labor force projections, or minority group labor force projections in the contractor's or subcontractor's P.A.A., or from planned corrective action relating to employment policies as stated in the P.A.A.

      VI.   Contractor's Implementation

                  Good faith efforts must be made to implement these affirmative action steps during the performance of the contract. The effectiveness of the affirmative action program shall be measured by the extent of progress made toward an equitable participation which reflects the appropriate available minority and female workforce and the lack of such progress shall be a factor considered in determining whether there have been good faith efforts to implement the program.

      VII.  Sanctions and Remedies

            A. It is agreed that if the contractor does not comply with the equal opportunity provisions herein stated, as solely determined by the Board of Education, the said contract may be cancelled, terminated, or suspended in whole or in part and the contractor may be declared ineligible for further Board of Education contracts and/or subject to such other sanctions as may be imposed and remedies involved by the Board of Education in its discretion.

            B. Prime contractors shall be responsible for the compliance of their subcontractors. Failure of its subcontractor to comply with the provisions hereof or with affirmative action contractual provisions, shall be grounds for the imposition of sanctions and remedies against a prime contractor. Such sanctions and remedies include the authority of the Director to halt scheduled payments to contractors who consistently fail to comply with the provisions hereof.

            C. No sanctions or remedies shall be imposed on a bidder, contractor or subcontractor without affording such bidder, contractor or subcontractor an opportunity for a compliance review. The purpose of the compliance review is to enable the Board of Education's Policy of Equal Employment Opportunity. The bidder, contractor or subcontractor shall be allowed at least twelve (12) calendar days to present such evidence. If at the end of such period compliance is not reached, and the Director maintains his or her position of non-compliance, the bidder, contractor or subcontractor may appeal to the Board of Review of the Board of Education. Conformity to technical rules of evidence at the Board of Review hearing shall not be required. The determination of such Board of Review appeal shall be final and conclusive, subject only to judicial review.

            D. Each of the foregoing sections or subdivisions hereof shall be construed to be independent of all other sections and subdivisions unless the contrary is clearly indicated by the text.

      For further information concerning these rules, regulations or procedures contractors may consult with the Office of Equal Opportunity of the Board of Education.

14. [ILLEGIBLE]

The contractor shall be responsible for any claims made against the Board of Education for acts of negligence, carelessness or incompetence perpetrated by the contractor, or anyone employed by the contractor, in connection with providing or failing to provide the services described herein, and the contractor shall protect, indemnify and hold harmless the Board from all suits, actions, damages or costs of every kind and description to which it shall be subjected by reason of injury to person, or property, or wrongful death because of such negligence, carelessness, or incompetence.

15.  WORKMEN'S COMPENSATION

If this Contract be of such a character that the employees engaged thereon are required to be insured by the provisions of Chapter 615 of the Laws of 1922, known as the Workmen's Compensation Law, as it has been or may be amended, the person, firm or corporation making or performing the same shall secure compensation for the benefit of, and keep insured during the life of this Contract, such employees, in compliance with the provisions of said law. Prior to starting service under this Contract, the contractor shall file with the Director a certificate showing compliance with the provisions of said law. Such insurance shall be kept during the life of said Contract.

16.  PREVENTION OF DELAY, SUSPENSION OR STRIKES

Because of the public nature of the services involved, and because of the essential public services performed, the contractor shall not act in any manner, nor employ labor or means, nor do anything by way of omission or commission that would in any way cause or result in a suspension, or delay of or strike affecting the work or any services to be performed hereunder. Any violation by the contractor of this requirement may, upon certification of the Director that the contractor's act or failure to act demonstrated a lack of good faith, effort to assure the performance of the conditions or covenants of this Contract, be considered as proper and sufficient cause for finding the contractor to be in default in the manner set forth in this Contract.

17.  INSPECTORS

The Director may assign inspectors to inspect vehicles furnished under this Contract, and such inspector or inspectors shall have the right at any and all times to inspect the vehicles used or proposed to be used under this Contract; to inspect the driver's license, vehicle registration, and proof of insurance; and to require drivers and escorts to produce proper identification. Such inspectors are authorized and empowered to reject and forbid the use of all vehicles or any part thereof offered under or in fulfillment of this Contract for the reason that the same do not comply with the specifications.

18.  REJECTION OF VEHICLES

Any vehicle furnished or offered to be furnished under this Contract for the transportation of pupils which is rejected by an inspector as not conforming to the specifications, the rules and regulations of the New York State Department of Transportation or to the rules and regulations of the New York State Education Department, shall be immediately removed, and vehicles for the transportation of pupils which do conform shall be furnished in place thereof.

19.  PAYMENTS

If the contractor shall well and faithfully perform and fulfill this Contract and keep every covenant on its part herein contained, the Board shall then pay or cause to be paid to the contractor, subject to the provisions of the specifications, the amounts due the contractor as the services are provided. The Board and the Comptroller may at all times reserve and retain out of said payments, all sums as by the terms hereof, or of any law of the State of New York, or of any local law of the City of New York, now in effect or hereafter enacted, the Board or the City may be authorized to collect, reserve or retain.

The contractor shall not be entitled to demand or receive payment for the services rendered, or any portion thereof, except in the manner set forth in this Contract, upon certification by the Director of compliance by the contractor with each and every one of the stipulations herein mentioned provided that nothing herein contained be construed to affect the right hereby reserved by the Board and the Comptroller to refuse to pay any part or all of the amount certified should the said certificate be found or known to be inconsistent with the terms of this Contract, or otherwise improbably given.

The contractor will not ask, demand, sue for or recover any sum whatsoever for any services delivered under this Contract, either as extra compensation or otherwise, beyond the amount payable for the services which shall be actually supplied at the price herein agreed upon and fixed.

20.  ACCEPTANCE OF FINAL PAYMENT

The acceptance by the contractor or by any person claiming under the Contract of the final payment as audited by the Comptroller, whether such payment be made pursuant to any judgment or order of any court or otherwise, shall operate and shall be a release of the Board from all claims of and liability to the contractor and to the contractor's representatives and assigns for anything done, furnished for or relating to the work or vehicles furnished, or for any neglect of the Board or of any person relating to or affecting the work done or vehicles furnished hereunder.

21.  COMPTROLLER'S CERTIFICATE

The Comptroller will endorse hereon during the Contract period his certificates that there are appropriations or funds applicable thereto sufficient to pay the estimated expense of executing this Contract during the respective fiscal periods.

22.  RESERVED RIGHTS

The rights, powers, privileges and remedies reserved to the Board and to the City by this Contract are cumulative and shall be in addition to and not in derogation of any other rights or remedies which the City and the Board may have at law or in equity with respect to the subject matter of this Contract, and a waiver thereof at any time or in any instance shall not affect any other time or instance.

23.  ANTI-TRUST

The contractor hereby assigns, sells and transfers to the Board and the City all right, title and interest in and to any claims and causes of actions arising under the anti-trust laws of New York State or of the United States relating to the particular goods or services purchased or procured by the City or Board under this Contract.

24.  MERGER

This Contract contains all the terms and conditions agreed upon by the parties hereto, and no other Contract oral or otherwise, regarding the subject matter of this Contract shall be deemed to exist or to bind any of the parties hereto, or to vary any of the terms contained herein.

25.  VENUE

All actions or special proceedings involving disputes relating to this contract shall be brought in New York County.

      THIS CONTRACT shall bind and inure to the benefit of the parties hereto and their successors, heirs, administrators, executors, or assigns.

      IN WITNESS WHEREOF, The Board, by and through its Secretary or Assistant Secretary, and the contractor have executed this Contract in quadruplicate, one copy of which is to remain with the Board, one to be filed with the Comptroller, the third to be delivered to the contractor, and the fourth to be filed with the New York State Department of Education.

THE BOARD OF EDUCATION OF THE CITY OF NEW YORK


By,  [ILLEGIBLE]
   ---------------------------------------
         Assistant Secretary


     Amboy Bus Inc.
   ---------------------------------------
  (Name of individual, firm or corporation)


By, /s/ Michael Gatto  Pres
   ---------------------------------------
  (Member of firm or officer of corporation)


Address___________________________________

(Where Contractor is corporation, add:)


(Seal)                            Attest: /s/ Michael Gatto

                    AFFIDAVIT OF ACKNOWLEDGEMENT OF CONTRACT
                            (BY BOARD OF EDUCATION)

State of New York  )
County of Kings    )   SS:

      On this 23 day of July, 1979 before me personally came Beatrice Steinberg to me known, who being by me duly sworn, did depose and say:

      I, the ________ Assistant Secretary of the Board of Education of the City of New York, designated by said Board for the purpose of signing this Contract pursuant to the By-Laws of the Board of Education, said Board of Education being designated in and having authorized the execution of the above Contract, and signed my name thereto in accordance with said By-Laws.


                                     /s/ Julius Kaplan
                                     -------------------------------------------
                                     Commissioner of Deeds, The City of New York

                                            Julius Kaplan
                                        Commissioner of Deeds
                                       City of New York 2-1760
                                   Certificate Filed in Kings County
                                    Commission Expires May 1, 1981

                    AFFIDAVIT OF ACKNOWLEDGEMENT OF CONTRACT

                                - - - -0- - - -
                               (BY AN INDIVIDUAL)

State of New York   )
                    )    SS:
County of Kings     )

      On this________________day of _____________, 1979 before me personally came________________ to me known and known to me, to be the same person described in and who executed the foregoing Contract, and acknoweledged to me that he had executed same.

                                     ___________________________________________
                                     Commissioner of Deeds, The City of New York

                                - - - -0- - - -
                               (BY A PARTNERSHIP)

State of New York  )
                   )    SS:
County of Kings    )

      On this________________day of _____________, 1979 before me personally came________________ to me known and known to me to be a member of _______________________, the firm described in and which executed the foregoing Contract and he acknowledged to me that he subscribed the name of said firm thereto on behalf of said firm for the purposes therein mentioned.


                                     ___________________________________________
                                     Commissioner of Deeds, The City of New York

                               (BY A CORPORATION)

State of New York  )
                   )   SS:
County of Kings    )

      On this day 19th day of July, 1979 before me personally came Michael Gatto to me known, who, being by me duly sworn, did say, for himself, that he resides in the City of Morganville, and is the President of Amboy Bus Inc., the corporation described in and which executed the foregoing Contract, that he knows the corporate seal of said Corporation, that the seal affixed to the foregoing Contract is such corporate seal and was affixed thereto by order of the Board of Directors of said Corporation, and that by like order he thereto signed his name and official designation.


                                                   /s/  Michael Gatto
                                                   -----------------------------


/s/ Josephine Viti
-----------------------------

         Josephine Viti
 Notary Public, State of New York
        No. 24-4666814
   Qualified in Kings County
Commission Expires March 30, 1980.

                                 APPROPRIATION

                       CERTIFICATES OF UNEXPENDED BALANCE

      In conformity with the provisions of the State Education Law, it is hereby certified that the estimated expense of executing the within Contract until June 30, ________will approximate as follows:


__________________________________     $________________________________________

                                      CODE


                                         _______________________________________
                                                    BOARD OF EDUCATION
                                                     EXECUTIVE DIRECTOR
                                         DIRECTOR OF BUSINESS AND ADMINISTRATION

                                - - - - 0- - - -

                           COMPTROLLER'S CERTIFICATE

                                       THE CITY OF NEW YORK_____________________

      Pursuant to the provisions of Section 93 C-3.0 of Chapter 5 of the Administrative Code of the City of New York, I hereby certify that there remains unapplied and unexpended a balance of the appropriation applicable to this Contract sufficient to pay the estimated expense of executing the same until June 30, vis:

__________________________________     $________________________________________


                                         _______________________________________
                                                     Comptroller

                               - - - - 0- - - - -

                            SECRETARY'S CERTIFICATE

      I hereby certify that this Contract is based upon specifications which comply with the terms and conditions of the budget.


                                         _______________________________________
                                                       Secretary

                                PERFORMANCE BOND

      KNOW ALL MEN BY THESE PRESENTS, THAT we, _______________________________
________________________________________________________________________________
hereinafter referred to as the 'Principal', and ________________________________
________________________________________________________________________________
hereinafter referred to as the 'Surety' are held and firmly bound to the BOARD OF EDUCATION OF THE CITY OF NEW YORK, hereinafter referred to as the 'Board', or to its successors and assigns, in the penal sum of____________________Dollars, lawful money of the United States, for the payment of which said sum of money well and truly to be made, we, and each of us, bind ourselves, our heirs, executors, administrators, successors and assigns, jointly and severally, firmly by these presents.

      WHEREAS, the Principal is about to enter, or has entered, into a Contract in writing with the Board for transportation of pupils, a copy of which Contract is annexed to and hereby made a part of this bond as though herein set forth in full;

      NOW, THEREFORE, the conditions of this obligation are such that if the principal, his or its representatives or assigns, during the period beginning on the first day of September 197___ and ending on the 30th day of June 197___ shall well and faithfully perform the conditions of said Contract and all modifications, amendments, additions and alterations therein with respect to performance by the Principal during said period and shall indemnify and save harmless the Board from all cost and damages which it may suffer by reason of failure so to do and shall fully reimburse and repay the Board for all outlay and expense which the Board may incur in making good any such default with respect to performance by Principal during the period of this bond, then this obligation shall be void, otherwise the same to remain in full force and effect.

      The Surety, for value received, hereby stipulates and agrees, if requested to do so by the Board, fully to perform and complete the work to be performed under the Contract pursuant to the terms, conditions and covenants thereof, during the period of this bond if for any cause the Principal fails or neglects to fully perform and complete such work. The Surety further agrees to commence such work within five (5) days after written notice thereof from the Board.

      The Surety, for value received, for itself and its successors and assigns, hereby stipulates and agrees that the obligation of said Surety and its bond shall in no way be impaired or affected by any modification, omission, addition or change in or to the Contract or the work to be performed during the period of this bond, or by any payment thereunder, before the time required therein, or by any waiver or any provisions thereof, or by any assignment, subletting other transfer thereof of any work to be performed or any moneys due to or to become due thereunder, and said Surety does hereby waive notice of any and all such extensions, modifications, omissions, additions, changes, payments waivers, assignments, subcontracts and transfers, and hereby expressly stipulates and agrees that any and all things done and omitted to be done by and in relation to assignees, subcontractors, and other transferees shall have the same effect as to said Surety as though done or omitted to be done by or in relation to said Principal.

      IN WITNESS WHEREOF, the Principal and the Surety have hereunto set their hand and seals, and such of them as are corporations have caused their corporate seals to be hereunto affixed and these presents to be signed by their proper officers.

this                day of                           , 19

(Seal)                                          ________________________________
                                                         Principal

(Seal)                                      By  ________________________________

                                                ________________________________
                                                           Surety


                                            By  ________________________________

(Seal)                                          ________________________________
                                                           Surety

                                            By ________________________________

                        SCHEDULE OF ITEMS AND BID BLANK

                                  INTRODUCTION

Area of  Service

     This section on the bid blank form describes geographic areas of service.

Type of Vehicle

     This section on the bid blank form identifies vehicle type as defined in
     Section IX

Bid Calculations

     Some of the items on the attached bid sheets are grouped. For those items which are grouped, submit only one set of quotations for extended and regular service for any item within the specific group. The quotation submitted for the specific group will apply to as many items as the number entered in the column headed "Number of Items Being Bid.'

     For all items, both those being grouped and those which are not grouped, enter the daily rate per vehicle for both extended service and regular service for each item bid upon.

     In computing the weighted average daily rate per vehicle, multiply the percent extended service by the daily rate for extended service, then add the percent regular service multiplied by the daly rate for regular service. Weighted average daily rate per vehicle is computed by bidder based on information in columns, A, B, C, and D. The weighted average daily rate per vehicle is to be computed by the contractor. The weighted average daily rate per vehicle shall be the basis for the award and for subsequent increases or decreases in the number of vehicles.

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within Manhattan

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WH-MW-1 through 14       14         5        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                         SCHEDULE OF ITEM AND BID BLANK

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within Mahattan.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WM-SB-1 through 17       17         5        ______     25%     $_________      75%     $_________    $_________

WM-SB-18                  1         7        ______     25%     $_________      75%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within any of the other four boroughs and/or Manhattan when their scheduled trips to Manhattan schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BM-MW-1 through 13       13         5        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

      Service between: schools within Manhattan and homes of pupils living within any of the other four boroughs and/or Manhattan when their scheduled trips to Manhattan schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)       IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
M-SB-1 through 3          3         5        ______     25%     $_________      75%     $_________    $_________

M-SB-4                    1         8        ______     25%     $_________      75%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within Manhattan

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WM-HL-1 through 2         2         5        ______     10%     $_________      90%     $_________    $_________

WM-HL-3                   1         9        ______     10%     $_________      90%     $_________    $_________

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within any of the other four boroughs and/or Manhattan when their scheduled trips to Manhattan schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BM-HL-1                   1         1        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within Manhattan

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WH-RM-1                   1         8        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within the Bronx and homes of pupils living within the Bronx.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)       IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WBX-MW-1 through 14      14         5        ______     10%     $_________      90%     $_________    $_________

WBX-MW-15                 1         9        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within Manhattan and homes of pupils living within any of the other four boroughs and/or Manhattan when their scheduled trips to Manhattan schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BH-RM-1                   1         4        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within the Bronx and homes of pupils living within any of the other four boroughs and/or the Bronx when their scheduled trips to Bronx schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BMX-MW-1 through 5        5         5        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within the Bronx and homes of pupils living within the Bronx.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WBX-SB-1 through 31      31         5        ______     25%     $_________      75%     $_________    $_________

WBX-SB-32                 1         9        ______     25%     $_________      75%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within the Bronx and homes of pupils living within any of the other four boroughs and/or the Bronx when their scheduled trips to Bronx schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BHX-SB-1                  1         1        ______     25%     $_________      75%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within the Bronx and homes of pupils living within the Bronx.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WBX-HL-1 through 4        4         5        ______     10%     $_________      90%     $_________    $_________

WBX-HL-5                  1         4        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: schools within the Bronx and homes of pupils living within any of the other four boroughs and/or the Bronx when their scheduled trips to Bronx schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BBX-HL-1                  1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within the Bronx and homes of pupils living within any of the other four boroughs and/or the Bronx when their scheduled trips to Bronx schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)       IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BBX-RW-1                  1         1        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Westchester County and homes of pupils living within the five boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BWC-MW-1                  1         1        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within Queens.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BQ-MW-1 through 35       35         5        ______     10%     $_________      90%     $_________    $_________

BQ-MW-36                  1         7        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within any of the other four boroughs and/or Queens when their scheduled trips to Queens schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BQ-MW-1 through 17       17         5        ______     10%     $_________      90%     $_________    $_________

BQ-MW-18                  1         6        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within Queens.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WQ-SB-1 through 35       35         5          5        25%     $242.00         75%     $229.00       $232.25

WQ-SB-36                  1         7        ______     25%     $_________      75%     $_________    $_________

BID CALCULATIONS

     Some of the items on the attached bid sheets are grouped. For those items which are grouped, submit only one set of quotations for extended and regular service for any item within the specific group. The quotation submitted for the specific group will apply to as many items as the number entered in the column headed "Number of Items Being Bid."

     For all items, both those being grouped and those which are not grouped, enter the daily rate per vehicle for both extended service and regular service for each item bid upon.

     In computing the weighted average daily rate per vehicle, multiply the percent extended service by the daily rate for extended service, then add the percent regular service multiplied by the daily rate for regular service. Weighted average daily rate per vehicle is computed by bidder based on information in columns, A, B, C, and D. The weighted average daily rate per vehicle is to be computed by the contractor. The weighted average daily rate per vehicle shall be the basis for the award and for subsequent increases or decreases in the number of vehicles.

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Nassau County and homes of pupils living within Queens.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WNC-RW-1                  1         5        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Nassau County and homes of pupils living within boroughs other than Queens and/or Queens when their scheduled trips begin in one of the other four boroughs

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BNC-RW-1                  1         1        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Nassau County and homes of pupils living within Queens.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WNC-MW-1                  1         3        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Nassau County and homes of pupils living within boroughs other than Queens and/or Queens when their scheduled trips begin in one of the other four boroughs

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BNC-MW-1                  1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                         SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Staten Island and homes of pupils living within Staten Island.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WSI-RW-1                  1         5        ______     10%     $_________      90%     $_________    $_________

WSI-RW-2                  1         7        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Staten Island and homes of pupils living within any of the other four boroughs and/or Staten Island when their scheduled trips to Staten Island schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BSI-RW-1                  1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Staten Island and homes of pupils living within Staten Island.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WSI-SB-1 through 8        8         5        ______     25%     $_________      75%     $_________    $_________

WSI-SB-9                  1         6        ______     25%     $_________      75%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Staten Island and homes of pupils living within Staten Island.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WSI-HL-1                  1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Staten Island and homes of pupils living within Staten Island.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WSI-MW-1 through 5        5         5        ______     10%     $_________      90%     $_________    $_________

WSI-MW-6                  1         8        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Brooklyn and homes of pupils living within any of the other four boroughs and/or Brooklyn when scheduled trips to Brooklyn schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BBK-RW-1                  1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Brooklyn and homes of pupils living within any of the other four boroughs and/or Brooklyn when their scheduled trips to Brooklyn schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BBK-HL-1                  1         1        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Brooklyn and homes of pupils living within Brooklyn.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WBK-HL-1 through 8        8         5        ______     10%     $_________      90%     $_________    $_________

WBK-HL-9                  1         7        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Brooklyn and homes of pupils living within any of the other four boroughs and/or Brooklyn when their scheduled trips to Brooklyn schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BBK-MW-1 through 6        6         5        ______     10%     $_________      90%     $_________    $_________

BBK-MW-7                  1         6        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Brooklyn and homes of pupils living with Brooklyn.

TYPE OF VEHICLE:

     Standard school bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WBK-SB-1 through 53      53         5        ______     25%     $_________      75%     $_________    $_________

WBK-SB-54                 1         6        ______     25%     $_________      75%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within any of the other four boroughs and/or Queens when their scheduled trips to Queens schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BQ-RW-1                   1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Brooklyn and homes of pupils living within Brooklyn.

TYPE OF VEHICLE:

     Mini-bus Station Wagon

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WBK-MW-1 through 19      19         5        ______     10%     $_________      90%     $_________    $_________

WBK-MW-20                 1         6        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within any of the other four boroughs and/or Queens when their scheduled trips to Queens schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BQ-HL-1                   1         2        ______     10%     $_________      90%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within Queens.

TYPE OF VEHICLE:

     Mini-bus Station Wagon with Ramp

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WQ-RW-1 through 5         5         5        ______     10%     $_________      90%     $_________    $_________

WQ-RW-6                   1         9        ______     10%     $_________      90%     $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within any of the other four boroughs and/or Queens when their scheduled trips to Queens schools begin in one of the other four boroughs.

TYPE OF VEHICLE:

     Standard School Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)       IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
BQ-SB-1                   1         5        ______     25%     $_________      75%     $_________    $_________

                                             ______             $_________              $_________    $_________

                        SCHEDULE OF ITEMS AND BID BLANK

AREA OF SERVICE:

     Service between: Schools within Queens and homes of pupils living within Queens.

TYPE OF VEHICLE:

     Hydraulic Lift Bus

BID CALCULATION:

                                                                                                      (A) X (B)
                                                       (A)          (B)         (C)        (D)       +(C) X (D)
                                                                DAILY RATE              DAILY RATE
                                 NO. OF     NO. OF              PER VEHICLE             PER VEHICLE   WEIGHTED
                      NO. OF     VEHICLES   ITEMS    PERCENT    FOR           PERCENT   FOR           AVERAGE
                      ITEMS      IN EACH    BEING    EXTENDED   EXTENDED      REGULAR   REGULAR       DAILY RATE
ITEM NUMBER(S)        IN GROUP   ITEM       BID      SERVICE    SERVICE       SERVICE   SERVICE       PER VEHICLE
-------------         --------   --------   ------   --------   -----------   -------   -----------   -----------
WQ-HL-1 through 5         5         5        ______     10%     $_________      90%     $_________    $_________

WQ-HL-6                   1         6        ______     10%     $_________      90%     $_________    $_________